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MFS[RegTM] Municipal
Series Trust

Annual Report o March 31, 2000

For the States of: Mississippi,
New York, North Carolina,
Pennsylvania, South Carolina,
Tennessee, Virginia, and West Virginia

Table of Contents


Letter from the Chairman ..............     1

Management Review and Outlook .........     3

Performance Summary ...................     5

Portfolio of Investments ..............    14

Financial Statements ..................    30

Notes to Financial Statements .........    56

Independent Auditors' Report ..........    63

Trustees and Officers .................    65



        MFS Original Research[RegTM]
        Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research[SM] at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.


[MFS LOGO]


--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

[PHOTO Jeffrey L. Shames]

   Jeffrey L. Shames


                                Dear Shareholders,
                                This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment into perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results, however, over the long-term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include:

  o Strong corporate earnings growth: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.
  o Low inflation worldwide: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with less employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.
  o Strong global economies: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat-overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o It is highly unlikely that U.S. equity markets will continue to perform at the pace of the last several years. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for the past four years.
  o High valuations, especially of technology stocks, have made U.S. markets increasingly volatile. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.
  o Rising interest rates may dampen markets in the short term, particularly in the United States and Europe. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research[RegTM] is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.


Respectfully,


/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]


April 18, 2000

--------------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

Management Review and Outlook

Dear Shareholders,
The past 12 months proved difficult for fixed-income investments. Strong economic growth in the United States, combined with the lowest unemployment rate in 30 years, kindled fears of inflation. These concerns, in turn, resulted in higher interest rates and falling bond prices (interest rates and bond prices move in opposite directions). Further fueling the rise in interest rates was a pickup in global economic activity, as foreign economies recovered from the emerging market crisis of 1998. This backdrop helped convince the Federal Reserve Board (the Fed) to raise the federal funds rate -- the rate banks charge each other for overnight loans -- five times during the past nine months. By doing so, the Fed was trying to dampen economic growth to a more sustainable level and thereby moderate inflationary pressures. As a result, yields on 30-year "AAA"-rated general obligation municipal bonds stood at 5.62% on March 31, 2000, up from 4.97% a year ago.

More recently, the municipal market enjoyed a positive first quarter of 2000. Rates on 30-year "AAA"-rated general obligation municipal bonds peaked at 5.92% in mid-January before declining by 30 basis points (0.30%). That's because investors became more confident that Fed actions would indeed curb economic activity and contain inflation. Another benefit was a dramatic reduction in new-issue supply thus far in 2000, which was down more than 40% compared to the same period in 1999. This decline followed the 25% drop for all of 1999, down from the near-record levels of new issuance achieved in 1998, when very low interest rates encouraged municipalities to come to market for new funding.

Looking more closely at the portfolios, we benefited from keeping their durations slightly shorter than those of our Lipper peer groups. Duration is an indication of a portfolio's sensitivity to changes in interest rates; with shorter durations, the portfolios were less susceptible to price declines resulting from increases in interest rates. Given the continued strength of the U.S. economy and its long-running expansion, the fiscal health of many municipal issuers has been sustained or improved, resulting in overall high credit quality in the market. At the same time, we felt that most lower-quality bonds did not offer enough of a reward for taking on the additional credit risk. Indeed, lower-quality bonds underperformed higher-rated securities during the 12-month period, so our underweighting in lower-rated credits proved to be helpful to performance. Nevertheless, we were able to selectively add lower-rated bonds to the portfolios when we felt we were being paid to take on the added risk. By doing so, we helped provide the portfolios with higher yields and, therefore, more stability in the rising interest-rate environment. In addition, as interest rates moved higher, we were able to purchase new issues that offered higher yields and better protection from being called, or redeemed, before maturity if interest rates were to fall once again.

We believe that active management can add value to fixed-income mutual funds. Our investment process relies heavily on fundamental analysis, and less on making major interest-rate projections. While we do generally have an outlook on the direction of interest rates, we tend to adjust the portfolios' durations only when we have a strong opinion one way or the other. Instead, we aim to differentiate ourselves with MFS Original Research[RegTM], through which we implement an issuer-oriented, bottom-up approach to selecting securities for the portfolios. We have a strong team of research analysts who examine the fundamental strengths and weaknesses of each issuer. We attempt to overweight sectors that we believe have positive risk/reward profiles. Our goal is to provide the highest sustainable income, while managing risk for the benefit of our shareholders.

While each state was unique in terms of the types of securities it had available, its issuance patterns, and its cash flows, no one region stood out either as a leader or a laggard. The U.S. economy on the whole has performed very well for several years. Instead of the cycles we used to experience, in which one region would perform better than the others, we've seen an environment in which every state has prospered. In terms of sectors, we've gravitated toward those that have benefited from the current economic expansion, and we believe their high credit quality should help provide the portfolios with a reasonable amount of stability. This strategy would include general obligation bonds, tax-backed bonds, essential-service credits such as water and sewer, port authorities, higher education, and, in particular, public utilities such as electric and gas. In this last category, our analysts have, on a selective basis, recommended issuers that have generated consistent cash flows due to steady revenue streams and sizable market shares. In some areas, the utilities sector has been slow to experience the effects of competitive price pressures predicted to emerge as a result of deregulation, while offering opportunities because of restructuring that has occurred over the past few years. At the same time, we've moved very cautiously on health care bonds. Managed care competition and concerns about declines in Medicare and Medicaid reimbursements resulting from the Balanced Budget Act of 1997 have caused significant difficulties in this industry nationwide. Our reduced exposure to this sector paid off in terms of the portfolios' relative performance.

Looking ahead, we believe that tax-equivalent yields offered by municipal bonds in today's markets are extremely compelling. In some cases, municipal bond yields are equal to or higher than yields on comparable-maturity, taxable U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Therefore, we feel that municipal bonds are a relatively stable, attractive alternative to other fixed-income asset classes, and that they offer investors an opportunity to reallocate their current holdings after the tremendous runup in the equity markets.

As always, we will use our research-driven, bottom-up MFS Original Research to search for opportunities in the municipal marketplace.

Respectfully,

/s/ Michael L. Dawson    /s/ Geoffrey L. Schechter

Michael L. Dawson        Geoffrey L. Schechter
Portfolio Manager        Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.


--------------------------------------------------------------------------------
     PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------


  Michael L. Dawson is Assistant Vice President and a portfolio manager of all state municipal bond funds at MFS Investment Management[RegTM]. He is also a portfolio manager of MFS[RegTM] Municipal Bond Fund, MFS[RegTM] Municipal Limited Maturity Fund, and MFS[RegTM] Municipal Income Fund. He joined MFS in 1998 and was named Assistant Vice President and portfolio manager in 1999. Prior to joining MFS, Mr. Dawson worked in institutional sales -- fixed income for Fidelity Capital Markets and Goldman Sachs. Prior to that, he was a research analyst in the municipal bond group at Franklin Templeton. He is a graduate of Santa Clara University and received an M.B.A. degree from Babson College in May 1999.

  Geoffrey L. Schechter is Vice President of MFS Investment Management[RegTM] and a portfolio manager of MFS[RegTM] Municipal Bond Fund, MFS[RegTM] Municipal Limited Maturity Fund, and MFS[RegTM] Municipal Income Fund. He is also a portfolio manager of all state municipal bond funds. Mr. Schechter joined MFS as Investment Officer in 1993 after working as a municipal credit analyst with a major insurance company. He was named portfolio manager in 1993, Assistant Vice President in 1994, and Vice President in 1995. Mr. Schechter is a graduate of the University of Texas and has an M.B.A. degree from Boston University. He is a Chartered Financial Analyst and a Certified Public Accountant.

  All portfolio managers at MFS Investment Management[RegTM] are supported by an investment staff of over 100 professionals utilizing MFS Original Research[RegTM], a global, issuer-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

Performance Summary

--------------------------------------------------------------------------------
     FUND FACTS
--------------------------------------------------------------------------------


    Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.


    Commencement of investment operations:
    Mississippi                August 6, 1992
    New York                   June 6, 1988
    North Carolina             October 31, 1984
    Pennsylvania               February 1, 1993
    South Carolina             October 31, 1984
    Tennessee                  August 12, 1988
    Virginia                   October 31, 1984
    West Virginia              October 31, 1984

    Net assets as of March 31, 2000:
    Mississippi                $ 77.0 million
    New York                   $121.6 million
    North Carolina             $373.6 million
    Pennsylvania               $ 43.0 million
    South Carolina             $152.6 million
    Tennessee                  $121.6 million
    Virginia                   $346.4 million
    West Virginia              $131.9 million


    Class inception:
    Mississippi      Class A   August 6, 1992
                     Class B   September 7, 1993
    New York         Class A   June 6, 1988
                     Class B   September 7, 1993
    North Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    Pennsylvania     Class A   February 1, 1993
                     Class B   September 7, 1993
    South Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
    Tennessee        Class A   August 12, 1988
                     Class B   September 7, 1993
    Virginia         Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    West Virginia    Class A   October 31, 1984
                     Class B   September 7, 1993

The following information illustrates the historical performance of each Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Each Fund's results have been compared to the relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each Fund's results have also been compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issues nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS[RegTM] MISSISSIPPI MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the period from the commencement of the Fund's investment operations, August 6, 1992, through March 31, 2000. Index information is from August 1, 1992.)

[BEGIN PLOT POINTS]

                      MFS                 Lehman
                  Mississippi            Brothers
                   Municipal             Municipal
                  Bond Fund -              Bond
                    Class A                Index
 8/92                9525                  10000
 3/94               10085                  10770
 3/96               11553                  12540
 3/98               13496                  14640
 3/00               14170                  15535


[END PLOT POINTS]


Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                               Class A
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.58%     +16.57%      +32.45%          +48.77%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -0.58%      +5.24%       +5.78%           +5.33%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.31%      +3.55%       +4.76%           +4.66%
------------------------------------------------------------------------------------------------------
                                                                                 Comparative Indices++
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Average other state municipal debt fund+              -2.05%      +4.04%       +4.81%           +4.88%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%           +5.91%
------------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -1.37%      +13.86%      +27.23%      +40.84%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -1.37%       +4.42%       +4.93%       +4.58%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.15%       +3.49%       +4.60%       +4.58%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through March 31, 2000. Index information is from August 1, 1992.
++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] NEW YORK MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)


[BEGIN PLOT POINTS]


                     MFS                  Lehman
                  New York               Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                   Class A                 Index
 3/90                9525                  10000
 3/92               11559                  12013
 3/94               13566                  13832
 3/96               15388                  16105
 3/98               17976                  18802
 3/00               18699                  19951


[END PLOT POINTS]


Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.06%     +16.08%      +29.99%      +96.32%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.06%      +5.10%       +5.39%       +6.98%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.76%      +3.41%       +4.37%       +6.46%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                     1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average New York municipal debt fund+                 -2.43%      +4.28%       +4.91%       +6.47%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -1.89%      +13.52%      +24.99%      +86.32%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -1.89%       +4.32%       +4.56%       +6.42%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.65%       +3.39%       +4.23%       +6.42%
------------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] NORTH CAROLINA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)


[BEGIN PLOT POINTS]

                     MFS                  Lehman
                North Carolina           Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                  Class A                  Index
 3/90                9525                  10000
 3/92               11129                  12013
 3/94               12567                  13832
 3/96               14176                  16105
 3/98               16441                  18802
 3/00               16936                  19951

[END PLOT POINTS]


Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.67%     +13.68%      +27.30%      +77.80%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.67%      +4.37%       +4.95%       +5.92%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.34%      +2.69%       +3.93%       +5.41%
--------------------------------------------------------------------------------------------------
                                                                                           Class C
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.22%     +11.60%      +23.36%      +70.54%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.22%      +3.73%       +4.29%       +5.48%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -3.16%      +3.73%       +4.29%       +5.48%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average North Carolina municipal debt fund+           -2.17%      +4.28%       +4.85%       +6.03%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------


                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -2.22%      +11.60%      +23.10%      +69.97%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -2.22%       +3.73%       +4.24%       +5.45%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.97%       +2.80%       +3.91%       +5.45%
------------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] PENNSYLVANIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from the commencement of the Fund's investment operations, February 1, 1993, through March 31, 2000.)


[BEGIN PLOT POINTS]

                     MFS                  Lehman
                 Pennsylvania            Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                   Class A                 Index
 2/93                9525                  10000
 3/94                9722                  10490
 3/96               11234                  12214
 3/98               13128                  14259
 3/00               13834                  15131

[END PLOT POINTS]



Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                               Class A
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.45%     +17.65%      +31.58%          +45.24%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -0.45%      +5.57%       +5.64%           +5.35%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.18%      +3.87%       +4.62%           +4.64%
------------------------------------------------------------------------------------------------------
                                                                                 Comparative Indices++
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Average Pennsylvania municipal debt fund+             -2.72%      +3.91%       +4.87%           +5.10%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%           +5.95%
------------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -1.25%      +14.86%      +26.69%      +37.66%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -1.25%       +4.73%       +4.84%       +4.57%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.03%       +3.81%       +4.51%       +4.57%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  February 1, 1993, through March 31, 2000.
++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] SOUTH CAROLINA MUNICIPAL BOND FUND


[BEGIN PLOT POINTS]

                     MFS                  Lehman
               South Carolina            Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                  Class A                  Index
 3/90                9525                 10000
 3/92               11229                 12013
 3/94               12742                 13832
 3/96               14469                 16105
 3/98               16719                 18802
 3/00               17047                 19951

[END PLOT POINTS]



Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)

Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.27%     +12.79%      +25.11%      +78.97%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.27%      +4.09%       +4.58%       +5.99%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.91%      +2.42%       +3.57%       +5.48%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average South Carolina municipal debt fund+           -2.02%      +4.12%       +4.94%       +6.19%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years     10 Years
                                                     -------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -2.82%      +10.62%      +20.98%      +71.09%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -2.82%       +3.42%       +3.88%       +5.52%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -6.53%       +2.50%       +3.55%       +5.52%
------------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] TENNESSEE MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)


[BEGIN PLOT POINTS]

                     MFS                  Lehman
                  Tennessee              Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                  Class A                  Index
 3/90                9525                 10000
 3/92               11192                 12013
 3/94               12768                 13832
 3/96               14415                 16105
 3/98               16735                 18802
 3/00               17231                 19951

[END PLOT POINTS]



Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.75%     +14.41%      +27.49%      +80.90%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.75%      +4.59%       +4.98%       +6.11%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.42%      +2.91%       +3.96%       +5.59%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Tennessee municipal debt fund+                -2.02%      +4.35%       +5.06%       +6.14%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -2.39%      +12.22%      +23.30%      +72.75%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -2.39%       +3.92%       +4.28%       +5.62%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -6.11%       +3.00%       +3.94%       +5.62%
------------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)


[BEGIN PLOT POINTS]

                     MFS                  Lehman
                   Virginia              Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                  Class A                  Index
 3/90                9525                 10000
 3/92               11241                 12013
 3/94               12640                 13832
 3/96               14227                 16105
 3/98               16317                 18802
 3/00               16900                 19951

[END PLOT POINTS]



Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.09%     +14.26%      +26.54%      +77.43%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.09%      +4.54%       +4.82%       +5.90%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.79%      +2.86%       +3.81%       +5.39%
--------------------------------------------------------------------------------------------------
                                                                                           Class C
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.73%     +12.06%      +22.73%      +70.12%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.73%      +3.87%       +4.18%       +5.46%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -2.67%      +3.87%       +4.18%       +5.46%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Virginia municipal debt fund+                 -1.68%      +4.49%       +5.22%       +6.20%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------



                                                                                              Class B
                                                     ------------------------------------------------
                                                         1 Year      3 Years      5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -1.73%      +12.07%      +22.48%      +69.63%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -1.73%       +3.87%       +4.14%       +5.43%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -5.49%       +2.95%       +3.80%       +5.43%
-----------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] WEST VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 2000)


[BEGIN PLOT POINTS]

                     MFS                  Lehman
                West Virginia              Brothers
                  Municipal              Municipal
                 Bond Fund -               Bond
                  Class A                  Index
 3/90                9525                  10000
 3/92               11305                  12013
 3/94               12884                  13832
 3/96               14565                  16105
 3/98               16767                  18802
 3/00               17228                  19951

[END PLOT POINTS]


Average Annual and Cumulative Total Rates of Return through March 31, 2000


                                                                                          Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.89%     +12.43%      +26.07%      +80.87%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.89%      +3.98%       +4.74%       +6.11%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.55%      +2.31%       +3.73%       +5.59%
--------------------------------------------------------------------------------------------------
                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average other state municipal debt fund+              -2.05%      +4.04%       +4.81%       +5.76%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------
                                                                                               Class B
                                                     -------------------------------------------------
                                                         1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -2.53%      +10.18%      +21.80%      +72.75%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -2.53%       +3.28%       +4.02%       +5.62%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -6.25%       +2.37%       +3.69%       +5.62%
------------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.


Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

Portfolio of Investments - March 31, 2000

MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 98.2%


------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                               (000 Omitted)                   Value
------------------------------------------------------------------------------------------
General Obligation - 13.1%
 Commonwealth of Puerto Rico, MBIA, 7.882s, 2008++++       $2,000              $ 2,116,640
 Commonwealth of Puerto Rico, FSA, 5.75s, 2017              1,000                1,024,580
 Gulfport, MS, School District, AMBAC, 5s, 2016               580                  536,372
 Gulfport, MS, Water & Sewer Rev., FSA, 5.625s, 2024          500                  477,990
 Hinds County, MS, MBIA, 6.25s, 2010                        1,660                1,782,126
 Hinds County, MS, MBIA, 6.25s, 2011                        1,285                1,380,142
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 6.857s, 2017 +++++                                     750                  755,535
 State of Mississippi, 6s, 2018                             1,000                1,026,540
 Tupelo, MS, Public School District, MBIA, 5.375s, 2015     1,000                  983,690
                                                                               -----------
                                                                               $10,083,615
------------------------------------------------------------------------------------------
State and Local Appropriation - 8.5%
 Medical Center Educational
  Building Corp., MS (University of Mississippi
  Medical Center), MBIA, 5.65s, 2009                       $1,000              $ 1,028,670
 Mississippi Development Bank (Natchez
  Mississippi Convention Center), AMBAC, 6s, 2021             750                  764,025
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2013 +++++                                          500                  519,990
 Southhaven, MI, Mississippi Development Bank,
  Special Obligation (Recreation Facilities), 6.2s, 2020      400                  406,308
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                     2,000                2,027,940
 Walnut Grove, MS, Correctional Authority,
  AMBAC, 6s, 2019                                           1,750                1,779,873
                                                                               -----------
                                                                               $ 6,526,806
------------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.3%
 Columbus, MS, Water & Sewer Rev., MBIA, 6.5s, 2004        $1,000              $ 1,076,720
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                               1,320                1,340,922
 Mississippi Home Corp., 0s, 2013                           4,920                2,304,036
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2001                                     1,500                1,586,145
 Puerto Rico Highway & Transportation Authority,
  6.625s, 2002                                              1,900                2,012,385
 State of Mississippi, 6.75s, 2004                          1,800                1,936,980
                                                                               -----------
                                                                               $10,257,188
------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.6%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                              $2,000              $ 1,969,420
------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.7%
 Guam Power Authority
 Rev., RITES, AMBAC, 5.956s, 2013 +++++                    $1,000              $   986,040
 Puerto Rico Electric Power Authority, FSA, 8.078s,
  2023 ++++                                                 1,000                1,077,650
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                     1,000                1,038,260
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                     1,230                1,277,060
                                                                               -----------
                                                                               $ 4,379,010
------------------------------------------------------------------------------------------
Health Care Revenue - 2.9%
 Corinth Alcorn County, MS, Hospital Rev.
  (Magnolia Regional Health Center), 5.5s, 2021            $  670              $   520,617
 Jones County, MS, Hospital Rev. (South Central
  Regional Medical Center), 5.5s, 2017                      1,000                  834,920
 Mississippi Hospital Equipment & Facilities
  Authority Rev., 6s, 2016                                  1,000                  878,010
                                                                               -----------
                                                                               $ 2,233,547
------------------------------------------------------------------------------------------

Municipal Bonds - continued

------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                               (000 Omitted)                   Value
------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 8.4%
 Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021                    $1,000              $   916,470
 Lowndes County, MS, Solid Waste Disposal &
  Pollution Control Rev. (Weyerhauser Co.),
  6.8s, 2022                                                3,250                3,478,280
 Mississippi Business Finance Corp. (Jackson
  Municipal Airport/Airborne Freight), 7.15s, 2007            985                1,050,325
 Warren County, MS, Pollution Control Rev.
  (International Paper Co.), 6.6s, 2019                     1,000                1,010,250
                                                                               -----------
                                                                               $ 6,455,325
------------------------------------------------------------------------------------------
Insured Health Care Revenue - 16.7%
 Alcorn County, MS, Corinth Hospital Rev.
  (Magnolia Regional Health Center),
  AMBAC, 5.75s, 2013                                       $2,000              $ 2,021,720
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                             2,250                2,306,048
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                               1,000                1,021,950
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitation Center), AMBAC, 5.6s, 2012                 2,335                2,400,170
 Mississippi Development Bank, Special Obligation
  (Adams County Hospital), FSA, 5.75s, 2016                 1,000                1,000,600
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010                1,190                1,270,587
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                    750                  768,547
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                                    2,000                2,084,280
                                                                               -----------
                                                                               $12,873,902
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.3%
 Gulfport, MS, Community Development (Oakview
  Apartments), FNMA, 7.4s, 2025                            $1,755              $ 1,821,865
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), FHA, 7.375s, 2024                  1,930                1,996,373
 Ridgeland, MS, Urban Renewal, Multifamily
  Housing Rev. (Northbrook I & III Apartments),
  6.15s, 2019 ###                                             300                  273,399
                                                                               -----------
                                                                               $ 4,091,637
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.6%
 Mississippi Home Corp., GNMA, 6.5s, 2024                  $2,650              $ 2,695,686
 Mississippi Home Corp., GNMA, 6.625s, 2027                 1,350                1,381,833
 Mississippi Home Corp., GNMA, 7.55s, 2027                  1,215                1,300,803
 Mississippi Home Corp., GNMA, 6.3s, 2031                     500                  505,085
                                                                               -----------
                                                                               $ 5,883,407
------------------------------------------------------------------------------------------
Turnpike Revenue - 1.9%
 Puerto Rico Highway & Transportation Authority,
  FSA, 5s, 2016                                            $1,500              $ 1,427,430
------------------------------------------------------------------------------------------
Universities - 3.0%
 Southhaven, MI, Mississippi Development Bank,
  Special Obligation (Recreation Facilities),
  5.875s, 2014                                             $  375              $   381,135
 University of Mississippi, Educational Building
  Corp. (Athletic Facilities), 6.2s, 2016 ###               1,000                1,015,910
 University of Mississippi Educational Building
  Corp. (Performing Arts Center), AMBAC,
  5.25s, 2018                                               1,000                  945,730
                                                                               -----------
                                                                               $ 2,342,775
------------------------------------------------------------------------------------------

14 - MMS

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                 (000 Omitted)           Value
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.7%
 Gautier, MS, Utility District, Utility Systems Rev.,
  FGIC, 6.375s, 2019                                         $1,300      $ 1,330,706
 Jackson, MS, Water & Sewer Systems Rev., FGIC,
  5.25s, 2017                                                 1,170        1,114,554
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6s, 2010                                                    1,500        1,579,185
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                                    650          689,903
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                                    400          415,148
                                                                         -----------
                                                                         $ 5,129,496
------------------------------------------------------------------------------------
Other - 2.5%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2017                                    $1,250      $ 1,189,012
 Mississippi Development Bank (Tupelo
  Fairgrounds), AMBAC, 5s, 2017                                 785          718,236
                                                                         -----------
                                                                         $ 1,907,248
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $74,477,922)                     $75,560,806
------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.2%
------------------------------------------------------------------------------------
 Perry County, MS, Pollution Control Rev., due
  04/03/00, at Identified Cost                               $  200      $   200,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $74,677,922)                         $75,760,806
Other Assets, Less Liabilities - 1.6%                                      1,198,256
------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $76,959,062
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


MFS NEW YORK MUNICIPAL BOND FUND

Municipal Bonds - 95.6%

-----------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)           Value
-----------------------------------------------------------------------------------
General Obligation - 3.0%
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2012                                                $  500      $   598,245
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2013                                                   500          600,735
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2014                                                   500          605,390
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2015                                                   500          606,185
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2008                                                  550          630,900
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2009                                                  550          636,553
                                                                        -----------
                                                                        $ 3,678,008
-----------------------------------------------------------------------------------
State and Local Appropriation - 22.4%
 Metropolitan Transportation Authority, NY,
  Dedicated Tax Fund, FGIC, 5.25s, 2014                     $1,500      $ 1,476,225
 Metropolitan Transportation Authority, NY, Service
  Contract, 7.375s, 2008                                     2,000        2,204,520
 Metropolitan Transportation Authority, NY, Service
  Contract, 5.5s, 2017                                         750          727,852
 Metropolitan Transportation Authority, NY, Service
  Contract, AMBAC, 5.75s, 2013                               1,825        1,905,282
 New York Dormitory Authority Rev. (City
  University), 5.625s, 2016                                  1,450        1,453,422
 New York Dormitory Authority Rev. (City
  University), AMBAC, 5.75s, 2018                            1,800        1,846,890
 New York Dormitory Authority Rev. (City
  University), FSA, 5.75s, 2013                              4,250        4,436,958
 New York Dormitory Authority Rev. (State
  University), 5s, 2013                                      1,000          949,730
 New York Dormitory Authority Rev. (State
  University), 5.875s, 2017                                  1,130        1,163,696
 New York Dormitory Authority Rev. (State
  University), FSA, 5.875s, 2017                             1,435        1,498,786
 New York Medical Care Facilities Financing
  Agency Rev., 6.375s, 2014                                     15           15,449
 New York Medical Care Facilities Financing
  Agency Rev., MBIA, 6s, 2025                                   20           20,209
 New York Urban Development Corp. Rev.
  (Correctional Facilities), AMBAC, 0s, 2009                 5,000        3,175,450
 New York Urban Development Corp. Rev.
  (Correctional Facilities), AMBAC, 5.25s, 2015              1,600        1,553,104
 New York Urban Development Corp. Rev.
  (Correctional Facilities), FSA, 5.25s, 2014                2,000        1,974,220
 New York Urban Development Corp. Rev. (State
  Facilities), AMBAC, 5.6s, 2015                             2,750        2,794,055
                                                                        -----------
                                                                        $27,195,848
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 15.9%
 New York City, NY, 8s, 2001                                $  490      $   518,660
 New York City, NY, 8.25s, 2001                              2,000        2,141,460
 New York City, NY, 7.2s, 2004                               1,000        1,099,410
 New York City, NY, 7.3s, 2004                                 880          972,726
 New York City, NY, 7.3s, 2004                               5,000        5,516,500
 New York City, NY, 7.375s, 2004                             1,600        1,773,264
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001                                  745          773,861
 New York Energy Research & Development
  Authority, Electric Facilities Rev., 7.15s, 2002           1,975        2,104,698
 New York Medical Care Facilities Financing
  Agency Rev. (Mental Health Services),
  7.875s, 2000                                                 340          351,339

                                                                        15 - MNY

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 New York Medical Care Facilities Financing
  Agency Rev. (Mental Health Services),
  6.375s, 2004                                       $  965              $ 1,037,809
 New York Medical Care Facilities Financing
  Agency Rev. (Montefiore Medical), AMBAC,
  6.5s, 2005                                          2,550                2,771,646
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  FSA, 9s, 2005                                         250                  289,155
                                                                         -----------
                                                                         $19,350,528
------------------------------------------------------------------------------------
Airport and Port Revenue - 1.7%
 New York City, NY, Industrial Development
  Agency, Special Facilities Rev. (American
  Airlines), 6.9s, 2024                              $1,000              $ 1,029,520
 Port Authority NY & NJ, Special Obligation
  (JFK International), MBIA, 6.25s, 2015              1,000                1,078,900
                                                                         -----------
                                                                         $ 2,108,420
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.3%
 Guam Power Authority Rev., RITES, AMBAC,
  5.956s, 2013 +++++                                 $1,060              $ 1,045,202
 Guam Power Authority Rev., RITES, AMBAC,
  5.956s, 2014 +++++                                    500                  488,750
 New York Energy Research & Development
  Authority, Electric Facilities Rev., 7.15s, 2022      725                  752,347
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                         1,750                1,779,418
                                                                         -----------
                                                                         $ 4,065,717
------------------------------------------------------------------------------------
Health Care Revenue - 4.9%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                 $1,375              $ 1,424,775
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.35s, 2017                                   200                  183,222
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.4s, 2029 ###                                500                  417,765
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                 1,035                1,080,995
 Fulton County, NY, Industrial Development Agency,
  Civic Facilities Rev. (Nathan Littauer Hospital
  Assn.), 5.75s, 2009                                   750                  673,778
 New York City, NY, Industrial Development
  Agency, Civic Facilities Rev. (A Very Special
  Place, Inc.), 5.75s, 2029                           1,000                  873,840
 New York Medical Care Facilities Finance Agency
  Rev., Mental Health Services (Huntington
  Mortgage), 6.5s, 2014                               1,250                1,269,025
                                                                         -----------
                                                                         $ 5,923,400
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.7%
 Allegany County, NY, Industrial Development
  Agency, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                       $1,000              $ 1,043,890
 Essex County, NY, Industrial Development Agency
  (International Paper Co.), 5.55s, 2014                750                  730,013
 Essex County, NY, Industrial Development Agency
  (International Paper Co.), 6.15s, 2021              1,000                  976,860
 Fulton County, NY, Industrial Development Agency
  (Crossroads Incubator), 8.75s, 2009                   920                  948,851
 Monroe County, NY, Industrial Development
  Agency (Weyerhaeuser Co.), 9s, 2006                 1,000                1,002,970


Municipal Bonds - continued

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024        $1,000              $   974,590
                                                                         -----------
                                                                         $ 5,677,174
------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.8%
 Nassua County, NY (Nassua Health Care Corp.),
  FSA, 6s, 2014                                      $1,000              $ 1,042,960
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                        2,215                2,319,858
                                                                         -----------
                                                                         $ 3,362,818
------------------------------------------------------------------------------------
Multi-Family Housing Revenue -0.8%
 New York City, NY, Housing Development Corp.,
  5.6s, 2019                                         $  400              $   387,868
 New York City, NY, Housing Development Corp.
  (South Bronx Cooperatives), 8.1s, 2023                555                  567,266
                                                                         -----------
                                                                         $   955,134
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.3%
 New York City, NY, Transitional Finance Authority
  Rev., 5.75s, 2018                                  $2,730              $ 2,758,174
------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.0%
 New York Mortgage Agency Rev., 7.375s, 2011         $  475              $   482,296
 New York Mortgage Agency Rev., 5.85s, 2018           2,000                1,970,540
                                                                         -----------
                                                                         $ 2,452,836
------------------------------------------------------------------------------------
Turnpike Revenue - 17.0%
 Metropolitan Transportation Authority, NY, FGIC,
  5.875s, 2018                                       $1,980              $ 2,017,224
 New York Thruway Authority Rev., Highway &
  Bridges, FGIC, 5.125s, 2015                         2,400                2,292,192
 New York Thruway Authority Rev., Highway &
  Bridges, MBIA, 5.75s, 2015                          1,000                1,024,130
 New York Thruway Authority Rev., Highway &
  Bridges, MBIA, 5.375s, 2016                         2,000                1,962,780
 Niagara Falls, NY, Bridge Commission Toll Rev.,
  RITES, FGIC, 5.726s, 2015 +++++                     3,500                3,396,400
 Triborough Bridge & Tunnel Authority, NY,
  5.5s, 2017                                         10,000               10,030,100
                                                                         -----------
                                                                         $20,722,826
------------------------------------------------------------------------------------
Universities - 4.9%
 Hempstead Town, NY, Civic Facilities Rev. (Hofstra
  University), MBIA, 5.8s, 2015                      $1,500              $ 1,528,470
 Islip, NY, Community Development Agency Rev.
  (New York Institute of Technology), 7.5s, 2026      1,990                2,045,680
 Monroe County, NY, Industrial Development
  Agency (Student Housing-Collegiate),
  5.375s, 2029                                        1,000                  862,240
 Tompkins County, NY, Industrial Development
  Agency (Cornell University), 5.625s, 2020           1,000                  996,860
 Utica, NY, Industrial Development Agency (Utica
  College), 5.3s, 2008                                  500                  481,465
                                                                         -----------
                                                                         $ 5,914,715
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.5%
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 6s, 2010                        $  620              $   660,058
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.1s, 2012                         675                  697,930
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2010                           2,235                2,344,582
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                            220                  228,512

16 - MNY

-----------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                               (000 Omitted)            Value
-----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2012                                $1,080      $  1,132,704
 New York Environmental Facilities Corp., Water
  Facilities Rev., 8.85s, 2015                              2,500         2,684,575
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2012                                                1,895         1,882,322
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2013                                                2,000         1,965,380
                                                                       ------------
                                                                       $ 11,596,063
-----------------------------------------------------------------------------------
Other - 0.4%
 Suffolk County, NY, Judicial Facilities Rev.
  (John P. Cohalan Complex), AMBAC, 5.75s, 2012            $  500      $    519,465
-----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $112,175,517)                  $116,281,126
-----------------------------------------------------------------------------------
Floating Rate Demand Note - 0.7%
-----------------------------------------------------------------------------------
 Long Island, NY, Power Authority, Electric
  Systems Rev., due 04/03/00, at Identified Cost           $  800      $    800,000
-----------------------------------------------------------------------------------
Total Investments (Identified Cost, $112,975,517)                      $117,081,126
Other Assets, Less Liabilities - 3.7%                                     4,546,191
-----------------------------------------------------------------------------------
Net assets - 100.0%                                                    $121,627,317
-----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.9%


-----------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)           Value
-----------------------------------------------------------------------------------
General Obligation - 6.7%
 Cumberland County, NC, 5.8s, 2019                         $ 4,400      $ 4,490,904
 Durham, NC, 5.9s, 2013                                      2,400        2,508,264
 Durham, NC, 5.9s, 2014                                      2,400        2,501,976
 Hertford County, NC, 9.5s, 2000                               100          100,000
 Hertford County, NC, 9.5s, 2001                               100          102,854
 Hertford County, NC, 9.5s, 2002                               100          101,775
 Johnston County, NC, FGIC, 5.6s, 2018                       2,000        2,006,380
 New Hanover County, NC, Public Improvement,
  5.75s, 2017                                                1,000        1,022,530
 New Hanover County, NC, Public Improvement,
  5.8s, 2019                                                 4,200        4,277,448
 State of North Carolina, RITES, 4.669s, 2015 +++++          5,000        4,187,300
 State of North Carolina, RITES, 4.669s, 2017 +++++          5,000        3,824,100
                                                                        -----------
                                                                        $25,123,531
-----------------------------------------------------------------------------------
State and Local Appropriation - 9.0%
 Charlotte, NC, Certificates of Participation
  (Convention Facilities), AMBAC, 0s, 2004                 $ 3,435      $ 2,716,501
 Charlotte, NC, Certificates of Participation
  (Convention Facilities), AMBAC, 0s, 2005                   4,810        3,605,865
 Charlotte, NC, Certificates of Participation
  (Convention Facilities), AMBAC, 0s, 2006                   1,075          764,024
 Charlotte, NC, Certificates of Participation
  (Convention Facilities), AMBAC, 0s, 2008                   3,000        1,908,660
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011                425          228,115
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013              1,000          469,140
 Dare County, NC, MBIA, 6.6s, 2006,                          2,100        2,188,998
 Durham, NC, Certificates of Participation (New
  Durham Corp.), 6.875s, 2009                                1,750        1,816,832
 Franklin County, NC, Certificates of Participation
  (Jail and School), FGIC, 6.625s, 2014,                     2,000        2,135,700
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2006,                                         1,000        1,064,720
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2009,                                         1,500        1,586,670
 Puerto Rico Housing, Bank and Finance Agency,
  7.5s, 2006                                                 7,000        7,708,750
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2016 +++++                                         1,500        1,513,770
 Randolph County, NC, FSA, 5.6s, 2018                        3,000        2,985,840
 Sampson Area Development Corp., NC,
  Installment Payment Rev., MBIA, 4.75s, 2019                1,000          867,100
 Scotland County, NC, Certificates of Participation
  (Jail and Courthouse), CAP GTY, 6.75s, 2011                1,000        1,034,550
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012,                                       1,000        1,056,700
                                                                        -----------
                                                                        $33,651,935
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 16.3%
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena), 6.25s, 2001                            $ 2,180      $ 2,280,563
 Iredell, NC, Solid Waste Systems Rev., 6.25s, 2002          1,250        1,312,325
 North Carolina Eastern Municipal Power Agency,
  7.5s, 2009                                                 2,595        3,079,072
 North Carolina Eastern Municipal Power Agency,
  5s, 2017                                                   9,870        9,300,797
 North Carolina Medical Care Commission,
  Hospital Rev. (Carolina Medicorp), 6s, 2001               10,500       10,679,130
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial Hospital),
  6.75s, 2002                                                1,355        1,439,633

                                                                        17 - MNC

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial Hospital),
  6.75s, 2002                                           $4,500              $ 4,786,290
 North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General Hospital),
  8.75s, 2001                                            5,115                5,508,804
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.6s, 2001                     1,455                1,532,755
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.7s, 2001                     1,000                1,054,550
 Pitt County, NC, Hospital Rev. (Memorial Hospital),
  5.25s, 2021                                           10,135                9,546,258
 University of North Carolina (Chapel Hill), 0s, 2002    9,105                4,327,698
 University of North Carolina (Chapel Hill), 0s, 2002    4,285                1,898,512
 Winston-Salem, NC, Water and Sewer Systems
  Rev., 6.25s, 2002                                      4,000                4,199,440
                                                                            -----------
                                                                            $60,945,827
---------------------------------------------------------------------------------------
Airport and Port Revenue - 2.6%
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2019        $1,000              $ 1,000,680
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2020         3,775                3,763,222
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                            5,075                4,997,403
                                                                            -----------
                                                                            $ 9,761,305
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.8%
 New Hanover County, NC, Industrial Facilities Rev.
  (Carolina Power and Light Co.), 6.9s, 2009            $1,000              $ 1,021,850
 North Carolina Eastern Municipal Power Agency,
  AMBAC, 6s, 2018,                                      14,245               14,779,757
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7s, 2007                                         5,000                5,535,300
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.25s, 2007                                      5,000                5,590,700
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.5s, 2010                                       3,005                3,531,386
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6s, 2011,                 5,000                5,289,700
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6.22s, 2012++++           9,000                8,990,370
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., 6.375s, 2013                    1,000                1,009,860
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 5.5s, 2014                3,500                3,491,950
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., FSA, 6.2s, 2018,                4,300                4,382,345
 Puerto Rico Electric Power Authority, FSA,
  6s, 2016                                               5,000                5,153,050
                                                                            -----------
                                                                            $58,776,268
---------------------------------------------------------------------------------------
Health Care Revenue - 8.5%
 Charlotte-Mecklenberg Hospital Authority, "A",
  5.75s, 2021                                           $1,500              $ 1,443,435
 Mocksville, NC (Housing Foundation, Inc.),
  7.25s, 2029                                            1,000                  927,070
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021           5,975                5,407,435
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015         5,790                5,505,653
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019         7,500                6,918,750
 North Carolina Medical Care Commission,
  Hospital Rev., (Pitt County Memorial Hospital),
  5s, 2018                                               3,000                2,621,760


 Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
Health Care Revenue - continued
 Northern Hospital District, Surry County, NC,
  Heath Care Facilities Rev., 7.875s, 2021              $4,530              $ 4,684,382
 University of North Carolina, Chapel Hill,
  University Hospital Rev., 5.25s, 2019                  4,800                4,352,592
                                                                            -----------
                                                                            $31,861,077
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.7%
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper Co.),
  5.8s, 2016                                            $4,000              $ 3,802,280
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper Co.),
  6.15s, 2021                                            5,000                4,856,050
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International), 5.75s, 2025                            8,900                7,872,228
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 7.25s, 2014                        7,000                7,368,340
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 6.8s, 2024                         7,500                7,620,300
 Mecklenburg County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Precision
  Steel), 7.75s, 2014                                    2,600                2,664,636
 Surry County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  9.25s, 2002                                              900                  948,618
 Wake County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Mallinkcodt),
  6.75s, 2012                                            1,100                1,124,574
                                                                            -----------
                                                                            $36,257,026
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.0%
 Catawba County, NC, Hospital Rev. (Catawba
  Memorial Hospital), AMBAC, 5s, 2017                   $1,200              $ 1,099,860
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 0s, 2009           1,800                1,090,440
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), AMBAC,
  5.75s, 2026                                            3,625                3,538,544
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), MBIA,
  5s, 2019                                               6,225                5,525,247
 North Carolina Medical Commission, Health Care
  Facilities Rev. (Novant Health), MBIA, 5s, 2018        1,975                1,785,756
 North Carolina Medical Care Commission, Health
  Systems Rev. (Catholic Health East), AMBAC,
  5s, 2018                                               2,000                1,806,960
 North Carolina Medical Care Commission,
  Hospital Rev. (Alamance Regional Medical
  Center, Inc.), FSA, 5s, 2016                           3,180                2,927,285
 North Carolina Medical Care Commission,
  Hospital Rev. (Mission-St. Joseph Health
  System), MBIA, 5.1s, 2018                              3,000                2,716,740
 North Carolina Medical Care Commission,
  Hospital Rev. (Northeast Medical Center),
  AMBAC, 4.75s, 2013                                     1,330                1,210,367
 North Carolina Medical Care Commission,
  Hospital Rev. (Rex Healthcare), AMBAC, 5s, 2017        5,000                4,535,150
 North Carolina Medical Care Commission,
  Hospital Rev. (Wake County Hospital), MBIA,
  5.375s, 2026                                           1,610                1,491,359

18 - MNC

---------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
---------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2013                                     $ 1,000             $    470,060
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2015                                       1,140                  473,704
 Northern Hospital District Surry County, NC,
  Health Care Facilities Rev., ASST GTY, 5.5s, 2019     1,250                1,153,775
                                                                          ------------
                                                                          $ 29,825,247
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.6%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011 ###                 $ 5,000             $  5,211,650
 North Carolina Housing Finance Agency, FHA,
  6.9s, 2024                                            4,880                5,104,773
 North Carolina Housing Finance Agency, FHA,
  6.05s, 2028                                           5,000                4,999,150
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                          1,965                1,984,414
                                                                          ------------
                                                                          $ 17,299,987
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2018                               $ 1,000             $    906,710
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2022                                 1,600                1,417,984
                                                                          ------------
                                                                          $  2,324,694
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.7%
 North Carolina Housing Finance Agency,
  6.7s, 2018                                          $ 1,600             $  1,652,416
 North Carolina Housing Finance Agency,
  5.55s, 2019                                           4,000                3,845,280
 North Carolina Housing Finance Agency,
  6.15s, 2020                                           1,000                1,010,740
 North Carolina Housing Finance Agency,
  5.85s, 2028                                           4,060                3,886,963
 North Carolina Housing Finance Agency,
  7.6s, 2032                                            1,405                1,433,760
 North Carolina Housing Finance Agency, FHA,
  6.15s, 2017                                           2,000                2,034,660
                                                                          ------------
                                                                          $ 13,863,819
--------------------------------------------------------------------------------------
Turnpike Revenue - 2.4%
 Puerto Rico Highway & Transportation Authority
  Rev., RITES, 6.054s, 2007+++++                      $ 2,750             $  2,829,090
 Puerto Rico Highway & Transportation Authority
  Rev., RITES, FSA, 7.857s, 2018 +++++                  5,425                6,199,039
                                                                          ------------
                                                                          $  9,028,129
--------------------------------------------------------------------------------------


 Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Universities - 5.7%
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021               $11,500             $ 11,951,720
 University of North Carolina, Student Facilities
  Systems, AMBAC, 5.125s, 2018                          2,000                1,847,460
 University of North Carolina, University
  Rev., 0s, 2013                                        6,415                3,065,600
 University of North Carolina, University
  Rev., 0s, 2015                                        4,415                1,866,176
 University of North Carolina, University
  Rev., 0s, 2016                                        3,500                1,387,505
 University of North Carolina, University Rev.,
  (Chapel Hill), 5.4s, 2017                             1,140                1,117,303
                                                                          ------------
                                                                          $ 21,235,764
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.3%
 Asheville, NC, Water System Rev., FGIC,
  5.7s, 2025 ###                                      $ 2,000             $  1,952,780
 Charlotte, NC, Water & Sewer, 5s, 2020                 3,350                3,065,920
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.75s, 2016                                           2,000                2,045,320
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.25s, 2021                                           4,000                3,781,920
 Raleigh, NC, Combined Enterprise Systems Rev.,
  4.75s, 2016                                           3,520                3,155,504
 Raleigh, NC, Combined Enterprise Systems Rev.,
  5.125s, 2022                                          2,000                1,868,780
                                                                          ------------
                                                                          $ 15,870,224
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $362,697,292)                     $365,824,833
--------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.4%
--------------------------------------------------------------------------------------
 East Baton Rouge Parish, LA, Pollution Control
  Rev. (Exxon Corp.), due 04/03/00                    $   100             $    100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/03/00                               5,100                5,100,000
 Knoxville, TN, Utilities Board Rev., due 04/05/00        100                  100,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  5,300,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $367,997,292)                         $371,124,833

Other Assets, Less Liabilities - 0.7%                                        2,499,179
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $373,624,012
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


                                                                        19 - MNC

Portfolio of Investments - March 31, 2000

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 97.7%




---------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                      Value
---------------------------------------------------------------------------------------
General Obligation - 11.2%
 Butler, PA, School District, FGIC, 5.375s, 2018     $  500                  $  482,055
 Chester County, PA, 5.65s, 2011                        500                     507,935
 Greene County, PA, 6s, 2010                            100                     101,653
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                        415                     217,257
 Oley Valley, PA, School District, AMBAC, 0s, 2011      810                     446,107
 Philadelphia, PA, FGIC, 5.125s, 2015                 1,000                     948,910
 Philadelphia, PA, School District, MBIA, 6s, 2016      500                     515,160
 Southeastern Area, PA, Special Schools Authority
  Rev., 0s, 2007                                        360                     240,923
 State of Pennsylvania, 6.25s, 2010                     300                     327,099
 State of Pennsylvania, 6s, 2019                      1,000                   1,029,320
                                                                             ----------
                                                                             $4,816,419
---------------------------------------------------------------------------------------
State and Local Appropriation - 2.7%
 Delaware Valley, PA, Regional Finance Authority,
  AMBAC, 6.567s, 2018 ++++                           $  500                  $  492,960
 Philadelphia, PA, Municipal Authority Rev.
  (Justice Lease), 8.625s, 2016                         150                     157,500
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  7.587s, 2013 +++++                                    500                     519,990
                                                                             ----------
                                                                             $1,170,450
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.5%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014                                           $2,835                  $1,252,957
 Beaver County, PA, "A", MBIA, 5.75s, 2006              250                     261,125
 Harrisburg, PA, 5.875s, 2003                         1,000                   1,049,400
 Philadelphia, PA, 6.375s, 2003                         240                     255,084
 Philadelphia, PA, Gas Works Rev., 6s, 2013           1,645                   1,759,327
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority, FHA, 7.25s, 2001                500                     527,330
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002                                            250                     264,128
                                                                             ----------
                                                                             $5,369,351
---------------------------------------------------------------------------------------
Airport and Port Revenue - 7.0%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014          $1,000                  $1,019,630
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), FGIC, 6.125s, 2017            500                     512,980
 Philadelphia, PA, Industrial Development Authority
  (Philadelphia Airport Systems), FGIC, 5s, 2016        500                     452,100
 Philadelphia, PA, Parking Authority Rev., FSA,
  5.625s, 2015                                        1,000                   1,006,650
                                                                             ----------
                                                                             $2,991,360
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.5%
 Guam Power Authority Rev., RITES, AMBAC,
  6.743s, 2014 +++++                                 $2,170                  $2,121,175
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                          500                     535,500
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                300                     296,610
 Philadelphia, PA, Gas Works Rev., , 6.375s, 2014       510                     518,022
 Philadelphia, PA, Gas Works Rev., FSA, 5.5s, 2016    1,000                     990,180
 Virgin Islands Water & Power Authority Rev.,
  ASST GTY, 5.3s, 2018                                  500                     477,375
                                                                             ----------
                                                                             $4,938,862
---------------------------------------------------------------------------------------
Health Care Revenue - 5.6%
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011             $  400                  $  388,884


Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                      Value
---------------------------------------------------------------------------------------
Health Care Revenue - continued
 Chester County, PA, Health & Education (Main
  Line), 5.5s, 2015                                  $  335                  $  317,429
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                       500                     460,750
 Philadelphia, PA, Health & Educational Facilities
  (Jeanes Health), 6.6s, 2010                           500                     491,750
 Philadelphia, PA, Health & Educational Facilities
  (Temple University), 6.625s, 2023                     250                     234,260
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                         500                     508,215
                                                                             ----------
                                                                             $2,401,288
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 5.7%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012              $  500                  $  478,860
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 7.625s, 2018               250                     268,483
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019           500                     468,715
 Northampton County, PA, Industrial Development
  Authority (Bethlehem Steel), 7.55s, 2017              750                     780,517
 Westmoreland County, PA, Industrial Development
  Corp. (Valley Landfill), LOC, 5.1s, 2018              500                     436,015
                                                                             ----------
                                                                             $2,432,590
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.0%
 Allegheny County, PA, Hospital Authority, MBIA,
  5s, 2018                                           $  500                  $  446,735
 Allegheny County, PA, Hospital Authority (South
  Hills Health System), MBIA, 5.8s, 2016                500                     502,230
 Blair County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                     470                     479,353
 Dauphin County, PA, General Authority Hospital
  Rev. (Hapsco), MBIA, 5.8s, 2002                       355                     362,420
 Lehigh County, PA, Hospital Rev. (Lehigh Valley),
  MBIA, 7s, 2016                                        250                     285,510
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group), Connie
  Lee, 5.375s, 2010                                     750                     752,040
 Sayre, PA, Health Care Facilities (VHA, PA),
  AMBAC, 6.375s, 2022                                   160                     163,195
 Sharon, PA, Health Systems Authority Rev., MBIA,
  5s, 2018                                              500                     446,885
                                                                             ----------
                                                                             $3,438,368
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
 Montgomery County, PA, Redevelopment Authority
  (KBF Associates), 6.5s, 2025                       $  250                  $  246,593
---------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.3%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                         $  500                  $  508,425
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                            500                     504,960
                                                                             ----------
                                                                             $1,013,385
---------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.4%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                        $1,000                  $1,008,860
 Pennsylvania Housing Finance Agency,
  6.75s, 2014                                           500                     519,745
 Pennsylvania Housing Finance Agency, 6.4s, 2016        500                     514,505
 Pennsylvania Housing Finance Agency,
  6.65s, 2021                                           250                     256,830

20 - MPA

----------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                               (000 Omitted)           Value
----------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Pennsylvania Housing Finance Agency,
  6.125s, 2024                                             $  350      $   352,695
 Philadelphia, PA, Redevelopment Authority,
  6.1s, 2010                                                  120          121,076
 Pittsburgh, PA, Urban Development Corp.,
  5.5s, 2010                                                  400          398,052
                                                                       -----------
                                                                       $ 3,171,763
----------------------------------------------------------------------------------
Special Assesment District - 2.2%
 Pennsylvania Intergovernmental Cooperative
  Authority, Special Tax Rev., FGIC, 5.25s, 2016           $1,000      $   960,690
----------------------------------------------------------------------------------
Turnpike Revenue - 4.7%
 Allegheny County, PA, Port Authority Special Rev.,
  MBIA, 6.25s, 2017                                        $  500      $   524,570
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                            500          510,220
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.25s, 2013                1,000          986,710
                                                                       -----------
                                                                       $ 2,021,500
----------------------------------------------------------------------------------
Universities - 2.2%
 Pennsylvania Higher Education Facilities (Temple
  University), MBIA, 5.25s, 2014                           $  500      $   489,190
 Pennsylvania Higher Education Facilities (Thomas
  Jefferson University), AMBAC, 5s, 2019                      500          451,410
                                                                       -----------
                                                                       $   940,600
----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.4%
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012           $  550      $   597,140
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013               300          304,434
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014             1,000        1,001,050
                                                                       -----------
                                                                       $ 1,902,624
----------------------------------------------------------------------------------
Other - 9.7%
 Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2018                   $  250      $   224,795
 Pennsylvania Convention Center Rev., 6.75s, 2019             250          255,475
 Pennsylvania Finance Authority Rev., 6.6s, 2009              900          956,448
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                             300          331,575
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                           400          417,288
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                                500          498,905
 Pittsburgh & Allegheny County, PA, Public
  Auditorium Hotel Room, AMBAC, 5.25s, 2013                 1,000          986,740
 Pittsburgh, PA, Public Parking Authority Rev.,
  AMBAC, 6s, 2020                                             500          512,325
                                                                       -----------
                                                                       $ 4,183,551
----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $41,988,536)                   $41,999,394
----------------------------------------------------------------------------------
Floating Rate Demand Note - 0.7%
----------------------------------------------------------------------------------
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 04/05/00, at
  Identified Cost                                          $  300      $   300,000
----------------------------------------------------------------------------------
Total Investments (Identified Cost, $42,288,536)                       $42,299,394
Other Assets, Less Liabilities - 1.6%                                      690,897
----------------------------------------------------------------------------------
Net assets - 100.0%                                                    $42,990,291
----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 98.3%

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                 (000 Omitted)           Value
------------------------------------------------------------------------------------
General Obligation - 8.6%
 Berkeley County, SC, School District, 5s, 2020              $2,000      $ 1,847,460
 Berkeley County, SC, School District (Berkeley
  School Facilities Group, Inc.), AMBAC, 5s, 2016             1,500        1,388,025
 Commonwealth of Puerto Rico, RITES, MBIA,
  5.75s, 2020 +++++                                           2,000        2,050,200
 Commonwealth of Puerto Rico, FSA, 6.5s, 2013                 1,000        1,111,780
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 7.857s, 2016 +++++                                       850          926,925
 Richland County, SC, School District No. 1,
  5s, 2016                                                    1,975        1,872,655
 State of South Carolina, RITES, 4.369s, 2016 +++++           5,000        3,855,300
                                                                         -----------
                                                                         $13,052,345
------------------------------------------------------------------------------------
State and Local Appropriation - 6.9%
 Greenville County, SC (University Center),
  AMBAC, 5.25s, 2019                                         $1,000      $   946,950
 Greenville, SC, Memorial Auditorium District,
  Public Facilities Corp. (Bi-Lo Center), AMBAC,
  4.75s, 2014                                                 1,210        1,104,294
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation, AMBAC, 5.75s, 2014           1,750        1,781,622
 North Charleston, SC (Coliseum & Convention),
  MBIA, 5.125s, 2015                                          3,000        2,874,210
 Puerto Rico Public Buildings Authority, 5.7s, 2009           1,000        1,039,440
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2013 +++++                                          1,375        1,429,973
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2019 +++++                                          1,300        1,276,600
                                                                         $10,453,089
------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.5%
 Berkeley County, SC, School District, AMBAC,
  6.3s, 2004                                                 $1,800      $ 1,919,880
 Calhoun, SC, Solid Waste Disposal Rev. (Eastman
  Kodak), 6.75s, 2017                                         1,000        1,133,570
 Charleston County, SC, 5.5s                                  1,250        1,290,025
 Coastal Carolina University, SC, MBIA,
  6.875s, 2004                                                1,000        1,093,670
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2004                                              1,500        1,242,555
 Commonwealth of Puerto Rico, 6.5s, 2004                      2,000        2,166,980
 Commonwealth of Puerto Rico, Public
  Improvement, 6.8s, 2002                                       425          451,703
 Greenville County, SC, Certificates of Participation
  (Greenville Technical College), AMBAC,
  5.9s, 2005                                                    850          902,895
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation (Convention Center),
  6.875s, 2002                                                2,500        2,660,200
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                                      750          867,465
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2002                                            300          317,745
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2005                                              1,160          908,187
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2006                                              1,160          860,790
 South Carolina Jobs Economic Development
  Authority (Carolina Hospital System), 7.55s, 2002           2,000        2,162,440
 South Carolina Public Service Authority (Santee
  Cooper), 6.625s, 2002                                       2,000        2,119,860
 Spartanburg, SC, Waterworks Rev., FGIC,
  6.05s, 2006                                                 2,750        2,917,585

                                                                        21 - MSC

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003                                           $2,010              $ 2,196,146
                                                                           -----------
                                                                           $25,211,696
--------------------------------------------------------------------------------------
Airport and Port Revenue - 2.6%
 Horry County, SC, "A", FSA, 5.7s, 2027                $2,250              $ 2,162,768
 Richland Lexington, SC, Airport Rev. (Columbia
  Airport), AMBAC, 5.7s, 2026                           1,000                  969,760
 South Carolina Ports Authority Rev., FSA, 5s, 2016     1,000                  909,540
                                                                           -----------
                                                                           $ 4,042,068
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.0%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017 ###                    $1,500              $ 1,488,255
 Colleton & Dorchester Counties, SC, Pollution
  Control Rev., 6.6s, 2014                              3,000                3,165,480
 Fairfield County, SC, Pollution Control Rev. (South
  Carolina Electric Co.), 6.5s, 2014                    1,250                1,320,250
 Piedmont, SC, Municipal Power Agency, FGIC,
  6.25s, 2021                                           4,600                4,916,710
 Puerto Rico Electric Power Authority, MBIA,
  6.125s, 2008                                          1,025                1,104,304
 Puerto Rico Electric Power Authority, RITES, FSA,
  6.357s, 2015 +++++                                    1,000                  968,480
 South Carolina Public Service Authority, FGIC,
  5.875s, 2023                                            500                  500,710
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                     1,000                  965,920
 South Carolina Public Service Authority (South
  Carolina Electric & Gas), MBIA, 5s, 2019              2,600                2,355,704
                                                                           -----------
                                                                           $16,785,813
--------------------------------------------------------------------------------------
Health Care Revenue - 7.8%
 Greenville County, SC, First Mortgage Rev.
  (Chestnut Hill), 10.125s, 2016 **                    $1,860              $   930,000
 Greenville, SC, Hospital System, Hospital Facilities
  Rev., 6s, 2020                                        3,400                3,372,052
 Greenville, SC, Hospital System, Hospital Facilities
  Rev., "A", 5.25s, 2017                                2,785                2,540,700
 Horry County, SC, Hospital Facilities Rev. (Conway
  Hospital), 6.75s, 2012                                4,125                4,258,526
 Puerto Rico Industrial Tourist Educational,
  Medical & Environmental Control Facilities,
  5.75s, 2019                                           1,000                  865,490
                                                                           -----------
                                                                           $11,966,768
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.9%
 Charleston County, SC, Industrial Rev. (Zeigler
  Coal Holdings), 6.95s, 2028                          $  600              $   517,488
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc), 7.35s, 2014                1,000                1,038,000
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc.), 7.8s, 2014                1,025                1,057,646
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                       2,000                1,944,740
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025              1,500                1,459,530
 Florence County, SC, Industrial Development Rev.
  (Stone Container Corp.), 7.375s, 2007                   695                  715,141
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                          500                  537,115
 Lexington County, SC, Industrial Rev. (J. B. White
  & Co.), 8s, 2005                                        415                  427,210


 Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - continued
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.55s, 2020                             $1,800              $ 1,810,314
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.75s, 2022                              2,000                2,035,720
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2024                        4,000                3,504,000
                                                                           -----------
                                                                           $15,046,904
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.9%
 Charleston County, SC (Care Alliance Health
  Services), FSA, 5.125s, 2014                         $1,000              $   946,650
 Charleston County, SC (Care Alliance Health
  Services), FSA, 5s, 2019                              1,000                  889,960
 Charleston County, SC, Hospital Facilities Rev.
  (Medical Society Health), MBIA, 5s, 2022              2,450                2,152,129
 Charlestown County, SC, Rev. (Care Alliance
  Health Services), FSA, 5s, 2012                       1,545                1,461,833
 Lexington County, SC, Hospital Rev., FSA,
  5.125s, 2021                                          1,500                1,353,840
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), FSA, 5.2s, 2012                      1,500                1,469,475
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), MBIA, 5.25s, 2015                    1,750                1,667,890
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), FSA, 5.3s, 2015                      1,000                  966,770
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Georgetown
  Memorial Hospital), AMBAC, 6s, 2014                   1,000                1,025,570
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                     1,000                  912,250
 Spartanburg County, SC, Hospital Facilities Rev.
  (Health Services District, Inc.), AMBAC,
  5.3s, 2020                                            2,500                2,327,475
                                                                           -----------
                                                                           $15,173,842
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.8%
 South Carolina Housing, Finance & Development
  Authority (Fairway Apartments), FHA,
  7.625s, 2033                                         $1,885              $ 1,931,861
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025     1,000                1,025,890
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments),
  6.125s, 2015                                          1,300                1,309,659
                                                                           -----------
                                                                           $ 4,267,410
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2018                                $1,000              $   906,710
--------------------------------------------------------------------------------------
Solid Waste Revenue - 1.3%
 Orangeburg County, SC, Solid Waste Disposal
  Facilities Rev., AMBAC, 5.7s, 2024                   $2,000              $ 1,943,320
--------------------------------------------------------------------------------------

22 - MSC

----------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                              (000 Omitted)            Value
----------------------------------------------------------------------------------
Universities - 0.9%
 Greenville County, SC (Greenville Technical
  College), AMBAC, 5s, 2017                               $1,000      $    915,560
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                          515           512,930
                                                                      ------------
                                                                      $  1,428,490
----------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 18.6%
 Cayce, SC, Waterworks & Sewage Rev., FSA,
  5s, 2017                                                $1,000      $    917,780
 Charleston County, SC, Waterworks & Sewer
  Rev., 6s, 2012                                           2,000         2,072,500
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2018                                                 1,500         1,522,110
 Charleston, SC, Waterworks & Sewer Rev., MBIA,
  5s, 2022                                                 1,000           886,970
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2005                                           2,245         1,751,527
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2006                                           9,330         6,900,001
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 5.375s, 2012                                         500           503,910
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 6s, 2015                                           2,000         2,075,500
 Greenville, SC, Waterworks Rev., 5.5s, 2022               1,000           978,760
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  5.5s, 2013                                               1,000         1,002,950
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020                  3,000         3,067,050
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2013          1,000           963,180
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2014          1,000           955,630
 Western Carolina Regional Sewer Authority Rev.,
  AMBAC, 0s, 2007                                          4,000         2,795,440
 York County, SC, Water & Sewer Rev., 6.5s, 2025           2,000         1,984,920
                                                                      ------------
                                                                      $ 28,378,228
----------------------------------------------------------------------------------
Other - 0.9%
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5s, 2009                                 $  500      $    468,925
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5.5s, 2019                                1,000           893,550
                                                                      ------------
                                                                      $  1,362,475
----------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $149,035,735)                 $150,019,158
----------------------------------------------------------------------------------
Floating Rate Demand Note - 0.1%
----------------------------------------------------------------------------------
 Piedmont, SC, Municipal Power Agency, due
  04/05/00, at Identified Cost                            $  200      $    200,000
----------------------------------------------------------------------------------
Total Investments (Identified Cost, $149,235,735)                     $150,219,158
Other Assets, Less Liabilities - 1.6%                                    2,376,759
----------------------------------------------------------------------------------
Net assets - 100.0%                                                   $152,595,917
----------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 98.0%


-----------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)           Value
-----------------------------------------------------------------------------------
General Obligation - 20.4%
 Commonwealth of Puerto Rico, 5.375s, 2025                  $1,640      $ 1,529,562
 Commonwealth of Puerto Rico, 5.4s, 2025                     3,000        2,830,350
 Gibson County, TN, MBIA, 5.75s, 2016                          645          652,766
 Giles County, TN, FGIC, 5.75s, 2020                         1,980        1,995,087
 Johnson City, TN, FGIC, 0s, 2012                            1,690          875,741
 Knoxville, TN, 5.25s, 2015                                  1,000          976,320
 Lincoln County, TN, FGIC, 5.8s, 2019                        1,000        1,012,010
 Lincoln County, TN, FGIC, 5.8s, 2020                        1,000        1,009,900
 Memphis, TN, 5s, 2015                                       3,000        2,816,340
 Rutherford County, TN, 0s, 2015                             1,500          636,330
 Rutherford County, TN, School District,
  5.875s, 2019                                               2,000        2,034,540
 Rutherford County, TN, School District,
  5.875s, 2020                                               1,100        1,116,478
 Shelby County, TN, 0s, 2013                                 3,960        1,860,250
 State of Tennessee, 5s, 2016                                4,000        3,807,840
 Williamson County, TN, Rural School, 6.125s, 2015           1,575        1,649,797
                                                                        -----------
                                                                        $24,803,311
-----------------------------------------------------------------------------------
State and Local Appropriation - 2.5%
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center), AMBAC,
  6.9s, 2012                                                $1,000      $ 1,048,010
 Puerto Rico Public Buildings Authority, 5.5s, 2021          1,000          964,650
 Tennessee Local Development Authority Rev.,
  7s, 2021                                                   1,000        1,050,010
                                                                        -----------
                                                                        $ 3,062,670
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 16.4%
 Franklin, TN, Industrial Development Rev. (Sussex
  Downs), FHA, 6.75s, 2004                                  $1,000      $ 1,095,230
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center
  Hospital), MBIA, 5s, 2009                                  3,000        2,743,830
 Knox County, TN, Industrial Development Board,
  0s, 2016                                                   5,575        2,076,018
 Metropolitan Government of Nashville & Davidson
  County, TN, AMBAC, 6.075s, 2002                            2,000        2,086,620
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004                                1,100        1,299,661
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004                                3,500        4,147,360
 Territory of Virgin Islands, 7.75s, 2001                      305          319,106
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2002                                       1,315        1,152,479
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2003                                       1,045          869,911
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2004                                       1,920        1,515,283
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2006                                       1,920        1,360,781
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2007                                       1,920        1,288,339
                                                                        -----------
                                                                        $19,954,618
-----------------------------------------------------------------------------------
Airport and Port Revenue - 0.8%
 Memphis-Shelby County, TN, Airport Authority
  (North West Link & Parent Co.), 6.125s, 2016              $1,000      $   954,690
-----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.2%
 Harpeth Valley, TN, Utilities Improvement, MBIA,
  4.75s, 2013                                               $1,000      $   921,500
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                                   1,000          909,120


                                                                        23 - MTN

----------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                             (000 Omitted)                   Value
----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Lawrenceburg, TN, Electric Rev., MBIA, 5.5s, 2026       $1,255              $ 1,199,617
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2012                              3,305                1,708,982
 Metropolitan Government of Nashville & Davidson
  County, TN, 5.125s, 2015                                2,000                1,907,260
 Tennessee Gas Rev. (Tennergy Corp.), MBIA,
  5s, 2009                                                1,000                  929,560
                                                                             -----------
                                                                             $ 7,576,039
----------------------------------------------------------------------------------------
Health Care Revenue - 6.0%
 Cookeville, TN, Industrial Development Board,
  Hospital Rev. (Cookeville General), 5.75s, 2010        $2,000              $ 1,972,720
 Knox County, TN, Health, Education & Housing
  Facilities Board (East Tennessee Children's),
  6.5s, 2012                                              1,000                1,013,070
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Adventist Health System), 5.25s, 2020             1,000                  791,210
 Puerto Rico Industrial Tourist Educational,
  Medical & Environmental Control Facilities (San
  Lucas & Cristo), 5.75s, 2019                            1,000                  865,490
 Shelby County, TN, Health Educational & Housing
  (St. Judes Childrens Research), 5.5s, 2020              1,750                1,641,990
 Springfield, TN, Health & Higher Educational
  Facilities (Northcrest Medical Center),
  5.25s, 2013                                             1,290                1,067,385
                                                                             -----------
                                                                             $ 7,351,865
----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 7.2%
 Bristol, TN, Industrial Development Authority
  (Kmart Corp.), 7.5s, 2008 ###                          $1,105              $ 1,173,168
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.375s, 2017                                      500                  508,280
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.75s, 2017                                     1,000                1,045,290
 Humphreys County, TN, Certificates of
  Participation (DuPont), 6.7s, 2024                      1,750                1,866,690
 Knox County, TN, Industrial Development Board
  (Kroger Co.), 8.1s, 2003                                2,000                2,116,440
 McMinn County, TN, Industrial Development
  Board, Pollution Control Rev. (Bowater),
  7.625s, 2016                                            1,000                1,029,950
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 6.2s, 2014                     1,000                  999,520
                                                                             -----------
                                                                             $ 8,739,338
----------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.5%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 5.45s, 2021                  $2,825              $ 2,751,635
 Jackson, TN, Hospital Rev. (Jackson-Madison
  County General Hospital), AMBAC, 5s, 2018               1,000                  897,630
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center
  Hospital), MBIA, 5.25s, 2016                            1,375                1,310,980
 Knox County, TN, Health, Education & Housing
  Facilities Board (Fort Sanders), MBIA,
  5.75s, 2014                                             3,250                3,329,560
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education (Meharry
  Medical College), AMBAC, 5s, 2024                       3,750                3,291,750
                                                                             -----------
                                                                             $11,581,555
----------------------------------------------------------------------------------------


Municipal Bonds - continued

----------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                             (000 Omitted)                   Value
----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.5%
 Chattanooga, TN, Health, Educational & Housing
  Facilities Board Rev. (Rainbow Creek), GNMA,
  6.125s, 2019                                           $  500              $   501,805
 Franklin, TN, Industrial Development Rev.
  (Landings Apartments), FSA, 6s, 2026                    1,000                  998,810
 Jackson, TN, Health, Education & Housing
  Facilities Board (Posthouse Apartments), FHA,
  7.1s, 2028                                              1,610                1,680,566
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Herman Street), FHA, 7.25s, 2032                    495                  516,632
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  6.95s, 2026                                             1,000                1,041,370
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.5s, 2029                                                695                  711,951
                                                                             -----------
                                                                             $ 5,451,134
----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
 Territory of Virgin Islands, Public Finance
  Authority, 5.875s, 2018                                $  730              $   667,935
----------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.3%
 Shelby County, TN, Single Family Mortgage Rev.,
  FHA, 0s, 2015                                          $3,185              $   708,726
 Tennessee Housing Development Agency,
  5.45s, 2014                                             2,535                2,469,597
 Tennessee Housing Development Agency, 0s, 2016           5,000                1,860,900
 Tennessee Housing Development Agency,
  7.4s, 2016                                              1,075                1,078,795
 Tennessee Housing Development Agency, 6s, 2020           1,500                1,494,360
 Tennessee Housing Development Agency, MBIA,
  6.125s, 2020                                            1,000                1,009,130
 Tennessee Housing Development Agency,
  7.125s, 2026                                              220                  222,994
                                                                             -----------
                                                                             $ 8,844,502
----------------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
 Puerto Rico Highway & Transportation Authority,
  FSA, 5s, 2016                                          $2,500              $ 2,379,050
----------------------------------------------------------------------------------------
Universities - 4.7%
 Jackson, TN, Health, Education & Housing
  Facilities Board (Lambuth University), Asset
  Guaranty, 5.9s, 2015                                   $1,000              $ 1,016,670
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (McKendree Village, Inc.),
  5.125s, 2020                                            1,000                  897,570
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.25s, 2012                                             1,000                  985,270
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University), 5.3s, 2013    1,875                1,860,169
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.375s, 2014                                            1,000                  990,320
                                                                             -----------
                                                                             $ 5,749,999
----------------------------------------------------------------------------------------

24 - MTN

------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)            Value
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.9%
 Clarksville, TN, Water, Sewer & Gas, MBIA,
  5.25s, 2018                                               $1,000      $    956,260
 Hallsdale Powell Utility District, AMBAC, 5s, 2019          1,000           902,270
 Madison, TN, Utility Waterworks, MBIA, 5s, 2019             2,750         2,505,140
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC,
  5.2s, 2013                                                 2,000         1,986,300
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC,
  5.1s, 2016                                                 2,565         2,418,308
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  8.105s, 2022 ++++                                          1,000         1,076,900
 Poplar Grove, TN, Utility District, Waterworks
  Rev., 6.375s, 2011                                           500           514,935
 White House Utility District, TN, Robertson &
  Sumner Counties Waterworks, FGIC, 0s, 2014                 3,590         1,665,257
                                                                        ------------
                                                                        $ 12,025,370
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $118,507,926)                   $119,142,076
------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.8%
------------------------------------------------------------------------------------
 Sevier County, TN, Public Building Authority, due
  04/06/00, at Identified Cost                              $1,000      $  1,000,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $119,507,926)                       $120,142,076
Other Assets, Less Liabilities - 1.2%                                      1,429,671
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $121,571,747
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 98.4%


------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                 (000 Omitted)           Value
------------------------------------------------------------------------------------
General Obligation - 16.4%
 Bristol, VA, MBIA, 5.3s, 2018                               $1,250      $ 1,211,775
 Chesapeake, VA, Public Improvement, 5.375s, 2013             3,500        3,510,255
 Chesterfield County, VA, 6s, 2020                            1,900        1,952,611
 Fairfax County, VA, RITES, 4.669s, 2016 +++++                3,855        3,154,084
 Fairfax County, VA, RITES, 4.669s, 2017 +++++                3,845        3,078,769
 Fairfax County, VA, Redevelopment & Housing
  Authority, 5.5s, 2017                                       2,225        2,197,343
 Hampton, VA, Public Improvement, 6s, 2018                    3,280        3,399,425
 Hampton, VA, Public Improvement, 6s, 2019                    3,480        3,600,617
 Lebanon, VA, 6.375s, 2011                                    1,625        1,702,594
 Loudoun County, VA, 5s, 2016                                 1,000          947,320
 Newport News, VA, 5s, 2017                                   3,340        3,106,768
 Newport News, VA, 5s, 2018                                   4,170        3,840,611
 Norfolk, VA, Parking System Rev., MBIA, 5s, 2020             1,630        1,482,045
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 7.857s, 2016 +++++                                     1,105        1,205,002
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 6.857s, 2017 +++++                                       615          619,539
 Richmond, VA, 0s, 2006                                       1,000          737,080
 Richmond, VA, 0s, 2006                                       2,500        1,842,700
 Richmond, VA, 0s, 2007                                       5,280        3,677,784
 Richmond, VA, 0s, 2008                                       2,000        1,316,940
 Richmond, VA, 0s, 2008                                       5,270        3,470,137
 Richmond, VA, 0s, 2009                                       5,175        3,218,746
 Spotsylvania County, VA, FGIC, 6s, 2009                      4,270        4,558,396
 Virginia Public School Authority, School
  Financing, 5.125s, 2016                                     2,000        1,921,380
 Virginia Public School Authority, School
  Financing, 5.125s, 2017                                     1,000          945,740
                                                                         -----------
                                                                         $56,697,661
------------------------------------------------------------------------------------
State and Local Appropriation - 8.9%
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2017 ###                                             $1,500      $ 1,437,765
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2021                                                  1,830        1,710,263
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 6.25s, 2011                 3,985        4,302,166
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 5.25s, 2017                 2,000        1,940,120
 Chesterfield County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2008                    1,720        1,805,742
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Coference Center & Parking, FSA,
  5.125s, 2015                                                1,000          964,750
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Coference Center & Parking, FSA,
  5.125s, 2016                                                1,295        1,230,367
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Coference Center & Parking, FSA,
  5.125s, 2017                                                1,360        1,281,868
 Puerto Rico Public Buildings Authority, 5.25s, 2021          3,075        2,823,649
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2013 +++++                                          2,000        2,079,960
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2016 +++++                                            500          504,590
 Virginia Biotechnology Research Park (Biotech
  Two), 5.25s, 2018                                           8,800        8,388,952
 Virginia Public Building Authority, MBIA, 0s, 2007           3,750        2,555,700
                                                                         -----------
                                                                         $31,025,892
------------------------------------------------------------------------------------

                                                                        25 - MVA

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 10.2%
 Albemarle County, VA, Industrial Development
  Authority, Health Services Rev., 6.5s, 2002          $1,000              $ 1,057,200
 Arlington County, VA, Industrial Development
  Authority (Arlington Hospital), 7.125s, 2001          1,000                1,053,810
 Carroll County, VA, Solid Waste Authority Rev.,
  7.5s, 2001                                            2,265                2,396,733
 Fairfax, Fauquier & Loudoun Counties, VA, Health
  Center Commission, Nursing Home Rev., 9s, 2000        1,810                1,863,033
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2001                                    1,500                1,579,710
 Henrico County, VA, Industrial Development
  Authority Rev., 6.5s, 2010                            5,000                5,445,200
 New Kent County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2001                700                  738,318
 Newport News, VA, 6.5s, 2000                             875                  904,225
 Portsmouth, VA, 6.375s, 2001                           1,555                1,621,834
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                              4,150                4,799,973
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                            390                  491,388
 Richmond, VA, 6.5s, 2001                               2,000                2,073,880
 Virginia Beach, VA, Certificates of Participation
  (Judical Center), FGIC, 7.25s, 2000                   4,955                5,115,839
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002                                          1,400                1,472,142
 Virginia College Building Authority, Educational
  Facilities Rev. (Marymount), 7s, 2022                 2,500                2,662,900
 Virginia Public School Authority, 6.5s, 2004           1,875                2,023,125
                                                                           -----------
                                                                           $35,299,310
--------------------------------------------------------------------------------------
Airport and Port Revenue - 8.8%
 Metropolitan Washington, DC, Airport Rev.,
  7.6s, 2014                                           $5,030              $ 5,193,223
 Metropolitan Washington, DC, Airport Rev.,
  5.5s, 2016                                            2,465                2,401,921
 Metropolitan Washington, DC, Airport Rev., MBIA,
  5s, 2018                                              2,000                1,811,180
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                          11,000               10,804,310
 Peninsula Airport Commission, VA, 7.3s, 2021           2,400                2,502,264
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                            2,000                1,978,060
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                           6,000                5,908,260
                                                                           -----------
                                                                           $30,599,218
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.2%
 Guam Power Authority Rev., RITES, AMBAC,
  5.956s, 2015 +++++                                   $1,010              $   973,842
 Halifax County, VA, Industrial Authority Rev. (Old
  Dominion Electric), 6s, 2022                          5,000                4,878,350
 Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                            2,000                2,063,920
 Puerto Rico Electric Power Authority, 6s, 2015         3,000                3,066,570
                                                                           -----------
                                                                           $10,982,682
--------------------------------------------------------------------------------------
Health Care Revenue - 4.2%
 Lynchburg, VA, Industrial Development Authority,
  5.2s, 2018                                           $1,000              $   902,850
 Martinsville, VA, Industrial Development Authority
  (Beverley Enterprises), 6.75s, 2004                   1,075                1,069,281
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 6.625s, 2010                          1,500                1,587,585


Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Health Care Revenue - continued
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 5s, 2018                             $3,580              $ 3,147,787
 Virginia Beach, VA, Development Authority
  (Beverly Enterprises), 10s, 2010                      1,150                1,200,082
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 5.25s, 2014                  3,740                3,535,085
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 4.75s, 2018                  3,750                3,186,938
                                                                           -----------
                                                                           $14,629,608
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.8%
 Bedford County, VA, Industrial Development
  Authority Rev. (Georgia Pacific Corp.), 5.6s, 2025   $6,000              $ 5,244,780
 Isle Wight County, VA, Industrial Development
  (Union Camp Corp.), 6.55s, 2024                       8,000                8,037,040
 Isle Wight County, VA, Industrial Development
  (Union Camp Corp.), 6.1s, 2027                        3,500                3,472,490
 Loudoun, VA, Industrial Development Authority
  Rev. (Dulles Airport Marriott Hotel), 7.125s, 2015    2,000                1,996,600
 Lynchburg, VA, Industrial Development Authority
  (Kroger Co.), 7.9s, 2011                              1,000                1,057,090
 Virginia Peninsula Ports Authority Rev. (Zeigler
  Coal), 6.9s, 2022                                     1,500                1,301,385
 West Point, VA, Industrial Development Authority,
  Solid Waste Disposal Rev. (Chesapeake Corp.),
  6.375s, 2019                                          2,600                2,463,448
                                                                           -----------
                                                                           $23,572,833
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.4%
 Albemarle County, VA, Industrial Development
  Authority, First Mortgage Rev., FHA, 8.9s, 2026      $2,150              $ 2,249,932
 Danville, VA, Industrial Development Authority,
  Hospital Rev. (Danville Regional Medical Center),
  AMBAC, 5.2s, 2018                                     2,500                2,344,550
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC, 5.25s, 2023        11,000               10,219,110
 Front Royal-Warren County, VA, Industrial
  Development Authority, FHA, 9.45s, 2024               1,000                1,063,620
 Hanover County, VA, Industrial Development
  Authority, MBIA, 6s, 2009                             1,550                1,638,924
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health), MBIA,
  6.25s, 2020                                           1,500                1,591,035
 Medical College of Virginia, Hospital Authority
  Rev., MBIA, 5.125s, 2018                              3,000                2,796,450
 Peninsula Ports Authority, VA (Whittaker
  Memorial), FHA, 8.7s, 2023,                           2,100                2,294,439
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), MBIA,
  6.125s, 2017                                          6,000                6,330,480
 Winchester, VA, Industrial Development Authority,
  AMBAC, 8.997s, 2014 ++++                              4,900                5,475,799
                                                                           -----------
                                                                           $36,004,339
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.7%
 Alexandria, VA, Redevelopment & Housing
  Finance Authority (Jefferson Village
  Apartments), 9s, 2018                                $4,000              $ 4,095,960
 Norfolk, VA, Redevelopment & Housing Authority
  (Dockside Apartments), FHA, 7.375s, 2028              2,000                2,070,560
 Virginia Housing Development Authority, 6.5s, 2013     2,300                2,390,091
 Virginia Housing Development Authority, 5.1s, 2015     1,550                1,456,985
 Virginia Housing Development Authority, 5.95s, 2016    1,905                1,930,698

26 - MVA

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - continued
 Virginia Housing Development Authority, 6.6s, 2022   $  965              $    984,454
                                                                          ------------
                                                                          $ 12,928,748
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                        $1,000              $    891,650
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 9.0%
 Virginia Housing Development Authority, 7.13s,
  2019 ++++                                           $7,500              $  7,442,175
 Virginia Housing Development Authority, 6.2s, 2021   15,000                15,057,600
 Virginia Housing Development Authority, 6.3s, 2025    8,500                 8,571,060
                                                                          ------------
                                                                          $ 31,070,835
--------------------------------------------------------------------------------------
Turnpike Revenue - 4.6%
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 0s, 2005                                      $4,535              $  3,463,470
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2012                                             1,500                   645,870
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2013                                             1,500                   599,430
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2014                                             1,500                   555,780
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2015                                             1,500                   514,800
 Pocahontas Parkway Assn., VA, Toll Road Rev.,
  0s, 2016                                             1,500                   476,385
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2018                                     1,450                 1,415,418
 Virginia Transportation Board, Transportation
  Contract Rev., 6.5s, 2018                            3,500                 3,633,280
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                         5,000                 4,608,450
                                                                          ------------
                                                                          $ 15,912,883
--------------------------------------------------------------------------------------
Universities - 2.9%
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2016                                  $2,000              $  2,079,280
 Loudoun County, VA, Industrial Development
  Authority (George Washington University),
  6.25s, 2012                                          2,710                 2,807,506
 Roanoke County, VA, Industrial Development
  Authority (Hollins College), 5.25s, 2023             1,000                   906,900
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampden Syndey College),
  5s, 2016                                             1,730                 1,631,476
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampton University), 5s, 2018       1,655                 1,473,910
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampton University), 6s, 2020       1,000                 1,020,180
                                                                          ------------
                                                                          $  9,919,252
--------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.7%
 Hanover County, VA, Water & Sewer Systems,
  MBIA, 5.25s, 2026                                   $2,000              $  1,871,300
 Norfolk, VA, Water Rev., FSA, 5s, 2013                1,905                 1,842,364
 Prince William County, VA, Water & Sewer
  Systems Rev., FGIC, 5.5s, 2019                       2,000                 1,971,620
 Virgina Beach, VA, Water Rev., 6s, 2020               1,000                 1,022,780
 Virginia Resources Authority, 6s, 2017                2,750                 2,855,023
 Virginia Resources Authority, 5.5s, 2019              1,600                 1,581,168
 Virginia Resources Authority, MBIA, 5.5s, 2020        1,690                 1,663,585
                                                                          ------------
                                                                          $ 12,807,840
--------------------------------------------------------------------------------------


Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Other - 5.3%
 Danville, VA, Industrial Development Authority,
  Industrial Development Rev. (Piedmont Mall),
  8s, 2013                                            $2,780              $  2,846,025
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II Metrorail),
  6s, 2016                                             1,650                 1,705,737
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II Metrorail),
  6s, 2017                                             1,750                 1,801,660
 Greater Richmond Convertible Center Authority,
  Hotel Tax Rev. (Convention Center Expansion),
  6.125s, 2020                                         3,500                 3,578,330
 New River Valley, VA, Regional Jail Authority,
  MBIA, 5.125s, 2019                                   6,405                 5,995,528
 Pamunkey, VA, Regional Jail Authority, MBIA,
  5.75s, 2018                                          2,500                 2,527,675
                                                                          ------------
                                                                          $ 18,454,955
--------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $341,006,410)                     $340,797,706
--------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.6%
--------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/03/00                             $1,900              $  1,900,000
 Peninsula Ports Authority, VA (Shell Oil Co.),
  due 04/03/00                                           200                   200,000
 Sevier County, TN, Public Building Authority,
  due 04/06/00                                           100                   100,000
--------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $  2,200,000
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $343,206,410)                         $342,997,706

Other Assets, Less Liabilities - 1.0%                                        3,423,045
--------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $346,420,751
--------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


                                                                        27 - MVA

Portfolio of Investments - March 31, 2000

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 98.2%




--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
General Obligation - 19.4%
 Charleston, WV, Public Improvement, 7.2s, 2009        $1,140              $ 1,306,714
 Commonwealth of Puerto Rico, RITES,
  7.75s, 2019 +++++                                     3,000                3,103,440
 Jefferson County, WV, Board of Education, FGIC,
  6.85s, 2009                                           1,680                1,882,977
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 6.857s, 2017 +++++                                 900                  906,642
 State of West Virginia, FGIC, 5s, 2015                 1,000                  949,690
 State of West Virginia, FGIC, 5.5s, 2017               2,565                2,507,980
 State of West Virginia, FGIC, 5s, 2021                 4,000                3,581,160
 State of West Virginia, FGIC, 5.25s, 2026              8,000                7,326,240
 State of West Virginia, State Roads, FGIC,
  5.75s, 2015                                           1,000                1,025,180
 West Virginia Water Development Authority, FSA,
  6.2s, 2024                                            3,000                3,054,330
                                                                           -----------
                                                                           $25,644,353
--------------------------------------------------------------------------------------
State and Local Appropriation - 11.4%
 Charlestown, WV, Urban Renewal Authority Lease
  Rev., FSA, 5.05s, 2014                               $1,000              $   942,770
 Huntington, WV, Municipal Development Authority
  Rev., MBIA, 5.1s, 2018                                2,740                2,512,525
 Puerto Rico Public Buildings Authority, 5.25s, 2021    3,115                2,860,380
 West Virginia Building Commission, RITES,
  AMBAC, 5.884s, 2018 +++++                             5,770                5,460,151
 West Virginia School Building Authority,
  Refunding Capital Improvement, "B", FSA,
  5.25s, 2021                                           3,550                3,300,364
                                                                           -----------
                                                                           $15,076,190
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 10.0%
 Kanawha County, WV, Building Commission
  (St. Francis Hospital), 7.5s, 2007                   $  195              $   210,000
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005                                          500                  546,205
 Ohio County, WV, Board of Education, MBIA,
  5.25s, 2018                                           1,180                1,151,444
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2007         3,150                2,160,081
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2008         3,050                1,978,901
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2009         2,500                1,533,575
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2005                   2,250                1,720,305
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2006                   2,500                1,810,450
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2007                   2,000                1,371,480
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2008                     610                  395,780
 West Virginia Water Development Authority,
  7.1s, 2009                                              220                  237,140
                                                                           -----------
                                                                           $13,115,361
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.2%
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), 6.85s, 2022                              $2,000              $ 2,081,260
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), MBIA, 6.85s, 2022                         3,150                3,312,792
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power), MBIA, 6.6s, 2022                 7,000                7,354,200


Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019             $3,200              $ 3,357,888
                                                                           -----------
                                                                           $16,106,140
--------------------------------------------------------------------------------------
Health Care Revenue - 7.3%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital), 6.5s, 2022 ###        $2,500              $ 2,372,175
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 5.625s, 2003               210                  205,720
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 5.875s, 2007               500                  476,895
 Ohio County, WV, County Commission Health
  System (Ohio Valley Medical Center), 5.75s, 2013        750                  654,923
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center), 6.5s, 2023          2,000                1,971,320
 West Virginia Hospital Finance Authority (Fairmont
  General Hospital), 6.625s, 2019                       2,000                1,879,540
 West Virginia Hospital Finance Authority (General
  Division Medical Building), 7.25s, 2014               2,000                2,111,640
                                                                           -----------
                                                                           $ 9,672,213
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 14.4%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser Co.), 6.5s, 2025                       $2,000              $ 2,005,260
 Jackson County, WV, Pollution Control Rev.
  (Kaiser Aluminum & Chemical Corp.), 6.5s, 2008        3,185                3,170,954
 Kanawha County, WV, Commercial Development
  Rev. (Kroger Co.), 8s, 2011                           1,000                1,056,660
 Kanawha County, WV, Commercial Development
  Rev. (May Department Stores Co.), 6.5s, 2003          3,000                3,121,620
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                       2,000                2,049,580
 Monongalia County, WV, Commercial
  Development Rev. (Kroger Co.), 7.7s, 2012             2,000                2,131,040
 Ohio County, WV, Industrial Development Rev.
  (Kroger Co.), 8.125s, 2011                            2,000                2,120,880
 Putnam County, WV, Industrial Development Rev.
  (Rite Aid Corp.), 10.375s, 2002                         590                  592,390
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                   2,500                2,719,625
                                                                           -----------
                                                                           $18,968,009
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.8%
 Harrison County, WV, Building Commission Rev.
  (Maplewood Retirement), AMBAC, 5.25s, 2021           $2,625              $ 2,388,619
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                    1,000                1,028,370
 Randolph County, WV, Community Health System
  Rev. (Davis Health System, Inc.), FSA, 5.2s, 2021     1,000                  902,210
 West Virginia Hospital Finance Authority (Cabell
  Huntington Hospital), AMBAC, 6.25s, 2019              5,000                5,104,150
 West Virginia Hospital Finance Authority (West
  Virginia University Hospital), AMBAC, 5s, 2018        1,000                  896,580
                                                                           -----------
                                                                           $10,319,929
--------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.0%
 Huntington, WV, Housing Corp., Multi-Family Rev.,
  FNMA, 7.5s, 2024                                     $  800              $   822,328
 Webster County, WV, Housing Development Rev.
  (Circlebrook), FHA, 6.35s, 2008                         440                  451,009
                                                                           -----------
                                                                           $ 1,273,337
--------------------------------------------------------------------------------------

28 - MWV

-----------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                     (000 Omitted)            Value
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                                   $  500      $    445,825
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.7%
 Berkeley County, WV, Residential Mortgage Rev.,
  7.875s, 2012                                                   $  145      $    148,087
 Charles Town, WV, Residential Mortgage Rev.,
  6.2s, 2011                                                        380           386,407
 Mason County, WV, 0s, 2014                                       1,700           587,350
 West Virginia Housing Development Fund,
  7.2s, 2020                                                      1,450         1,500,387
 West Virginia Housing Development Fund,
  5.3s, 2023                                                      1,000           895,090
                                                                             ------------
                                                                             $  3,517,321
-----------------------------------------------------------------------------------------
Turnpike Revenue - 2.3%
 West Virginia Parkways Authority, FGIC,
  5.689s, 2019                                                   $3,000      $  2,992,590
-----------------------------------------------------------------------------------------
Universities - 2.0%
 West Virgina University Rev. (West Virginia
  Dormitory), AMBAC, 5s, 2022                                    $2,000      $  1,779,340
 West Virginia University Rev. (West Virginia
  University Student Union), AMBAC, 5s, 2017                      1,000           913,790
                                                                             ------------
                                                                             $  2,693,130
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.4%
 Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017 ###                              $2,000      $  2,094,780
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                     2,260         2,376,119
 West Virginia Water Development Authority, FSA,
  5s, 2018                                                        1,270         1,143,203
 West Virginia Water Development Authority,
  AMBAC, 6.25s, 2020                                              1,000         1,031,480
 West Virginia Water Development Authority, FSA,
  5.25s, 2035                                                     2,000         1,783,280
                                                                             ------------
                                                                             $  8,428,862
-----------------------------------------------------------------------------------------
Other - 1.0%
 West Virginia Economic Development, Auto Lease
  Rev. (Capitol Parking Garage), AMBAC,
  5.8s, 2020                                                     $1,260      $  1,258,311
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $127,657,364)                            $129,511,571
Other Assets, Less Liabilities - 1.8%                                           2,389,487
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $131,901,058
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
++++Inverse floating rate security.
   +Restricted security.
 ###Security segregated as collateral for an open futures contract.
  **Non income producing security - in default.


                                                                        29 - MWV

Financial Statements

Statements of Assets and Liabilities

--------------------------------------------------------------------------------------------------------------
                                                                                    Mississippi       New York
March 31, 2000                                                                             Fund           Fund
--------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $ 74,677,922    $112,975,517
  Unrealized appreciation                                                             1,082,884       4,105,609
                                                                                   ------------    ------------
    Total, at value                                                                $ 75,760,806    $117,081,126
 Cash                                                                                    78,409          22,146
 Receivable for daily variation margin on open future contracts                           7,969           5,500
 Receivable for Fund shares sold                                                         34,867          37,446
 Receivable for investments sold                                                             --       2,854,883
 Interest receivable                                                                  1,395,997       2,025,080
 Other assets                                                                               996           1,904
                                                                                   ------------    ------------
    Total assets                                                                   $ 77,279,044    $122,028,085
                                                                                   ------------    ------------
Liabilities:
 Distributions payable                                                             $    187,336    $    219,283
 Payable for investments purchased                                                           --              --
 Payable for Fund shares reacquired                                                      58,081          89,671
 Payable to affiliates -
  Management fee                                                                            738           1,167
  Shareholder servicing agent fee                                                           211             333
  Distribution and service fee                                                            1,392           1,250
  Administrative fee                                                                         37              58
 Accrued expenses and other liabilities                                                  72,187          89,006
                                                                                   ------------    ------------
    Total liabilities                                                              $    319,982    $    400,768
                                                                                   ------------    ------------
Net assets                                                                         $ 76,959,062    $121,627,317
                                                                                   ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $ 78,549,436    $118,678,097
 Unrealized appreciation on investments                                               1,143,729       4,143,732
 Accumulated net realized loss on investments                                        (2,895,127)     (1,210,622)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 161,024          16,110
                                                                                   ------------    ------------
    Total                                                                          $ 76,959,062    $121,627,317
                                                                                   ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              7,063,148       9,584,324
 Class B                                                                              1,150,087       1,912,304
 Class C                                                                                     --              --
                                                                                   ------------    ------------
    Total shares of beneficial interest outstanding                                   8,213,235      11,496,628
                                                                                   ------------    ------------
Net assets:
 Class A                                                                           $ 66,173,306    $101,403,295
 Class B                                                                             10,785,756      20,224,022
 Class C                                                                                     --              --
                                                                                   ------------    ------------
    Total net assets                                                               $ 76,959,062    $121,627,317
                                                                                   ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.37    $      10.58
                                                                                   ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $       9.84    $      11.11
                                                                                   ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.38    $      10.58
                                                                                   ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                       --              --
                                                                                   ------------    ------------


----------------------------------------------------------------------------------------------------------------
                                                                                  North Carolina    Pennsylvania
March 31, 2000                                                                              Fund            Fund
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $367,997,292    $ 42,288,536
  Unrealized appreciation                                                              3,127,541          10,858
                                                                                    ------------    ------------
    Total, at value                                                                 $371,124,833    $ 42,299,394
 Cash                                                                                     30,295          63,825
 Receivable for daily variation margin on open future contracts                           16,156              --
 Receivable for Fund shares sold                                                          91,774          73,858
 Receivable for investments sold                                                       1,041,257          35,000
 Interest receivable                                                                   6,334,684         705,687
 Other assets                                                                              5,606             451
                                                                                    ------------    ------------
    Total assets                                                                    $378,644,605    $ 43,178,215
                                                                                    ------------    ------------
Liabilities:
 Distributions payable                                                              $    668,801    $     77,603
 Payable for investments purchased                                                     3,969,105         107,443
 Payable for Fund shares reacquired                                                      250,705              --
 Payable to affiliates -
  Management fee                                                                           3,580             412
  Shareholder servicing agent fee                                                          1,023              --
  Distribution and service fee                                                             4,700           2,466
  Administrative fee                                                                         179              --
 Accrued expenses and other liabilities                                                  122,500              --
                                                                                    ------------    ------------
    Total liabilities                                                               $  5,020,593    $    187,924
                                                                                    ------------    ------------
Net assets                                                                          $373,624,012    $ 42,990,291
                                                                                    ------------    ------------
Net assets consist of:
 Paid-in capital                                                                    $371,701,424    $ 44,573,541
 Unrealized appreciation on investments                                                3,239,528          10,858
 Accumulated net realized loss on investments                                         (1,026,904)     (1,638,621)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (290,036)         44,513
                                                                                    ------------    ------------
    Total                                                                           $373,624,012    $ 42,990,291
                                                                                    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              27,356,421       2,723,514
 Class B                                                                               4,299,187       1,864,487
 Class C                                                                               1,251,887              --
                                                                                    ------------    ------------
    Total shares of beneficial interest outstanding                                   32,907,495       4,588,001
                                                                                    ------------    ------------
Net assets:
 Class A                                                                            $310,624,263    $ 25,494,333
 Class B                                                                              48,793,545      17,495,958
 Class C                                                                              14,206,204              --
                                                                                    ------------    ------------
    Total net assets                                                                $373,624,012    $ 42,990,291
                                                                                    ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.35    $       9.36
                                                                                    ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      11.92    $       9.83
                                                                                    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.35    $       9.38
                                                                                    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.35             --
                                                                                    ------------    ------------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

                                                                                  South Carolina       Tennessee
March 31, 2000                                                                              Fund            Fund
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $149,235,735    $119,507,926
  Unrealized appreciation (depreciation)                                                 983,423         634,150
                                                                                    ------------    ------------
    Total, at value                                                                 $150,219,158    $120,142,076
 Cash                                                                                    335,615          42,049
 Receivable for daily variation margin on open futures contracts                              --           5,156
 Receivable for Fund shares sold                                                          34,507          28,556
 Receivable for investments sold                                                       8,412,351         132,347
 Interest receivable                                                                   2,282,906       1,721,963
 Other assets                                                                              2,319           1,667
                                                                                    ------------    ------------
    Total assets                                                                    $161,286,856    $122,073,814
                                                                                    ------------    ------------
Liabilities:
 Distributions payable                                                              $    295,469    $    251,482
 Payable for daily variation margin on open futures contracts                             12,719              --
 Payable for investments purchased                                                     8,106,025              --
 Payable for Fund shares reacquired                                                      178,184         157,741
 Payable to affiliates -
  Management fee                                                                           1,464           1,166
  Shareholder servicing agent fee                                                            418             333
  Distribution and service fee                                                             2,025           1,545
  Administrative fee                                                                          73              58
 Accrued expenses and other liabilities                                                   94,562          89,742
                                                                                    ------------    ------------
    Total liabilities                                                               $  8,690,939    $    502,067
                                                                                    ------------    ------------
Net assets                                                                          $152,595,917    $121,571,747
                                                                                    ------------    ------------
Net assets consist of:
 Paid-in capital                                                                    $152,672,186    $121,481,179
 Unrealized appreciation (depreciation) on investments                                   933,704         669,890
 Accumulated net realized loss on investments                                         (1,067,834)       (651,331)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                   57,861          72,009
                                                                                    ------------    ------------
    Total                                                                           $152,595,917    $121,571,747
                                                                                    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              10,451,920       9,920,330
 Class B                                                                               2,723,989       2,111,191
 Class C                                                                                      --              --
                                                                                    ------------    ------------
    Total shares of beneficial interest outstanding                                   13,175,909      12,031,521
                                                                                    ------------    ------------
Net assets:
 Class A                                                                            $121,063,928    $100,250,539
 Class B                                                                              31,531,989      21,321,208
 Class C                                                                                      --              --
                                                                                    ------------    ------------
    Total net assets                                                                $152,595,917    $121,571,747
                                                                                    ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.58    $      10.11
                                                                                    ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      12.16    $      10.61
                                                                                    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      11.58    $      10.10
                                                                                    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                        --              --
                                                                                    ------------    ------------


----------------------------------------------------------------------------------------------------------------
                                                                                        Virginia   West Virginia
March 31, 2000                                                                              Fund            Fund
----------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $343,206,410     $127,657,364
  Unrealized appreciation (depreciation)                                                (208,704)       1,854,207
                                                                                    ------------     ------------
    Total, at value                                                                 $342,997,706     $129,511,571
 Cash                                                                                     80,937           69,532
 Receivable for daily variation margin on open futures contracts                              --               --
 Receivable for Fund shares sold                                                         154,368           10,244
 Receivable for investments sold                                                          60,000        9,656,303
 Interest receivable                                                                   5,788,116        2,397,609
 Other assets                                                                              5,338            1,924
                                                                                    ------------     ------------
    Total assets                                                                    $349,086,465     $141,647,183
                                                                                    ------------     ------------
Liabilities:
 Distributions payable                                                              $    740,170     $    256,273
 Payable for daily variation margin on open futures contracts                              4,062           10,000
 Payable for investments purchased                                                            --        9,160,047
 Payable for Fund shares reacquired                                                    1,796,405          224,370
 Payable to affiliates -
  Management fee                                                                           3,322            1,264
  Shareholder servicing agent fee                                                            949              360
  Distribution and service fee                                                             3,938            1,527
  Administrative fee                                                                         166               63
 Accrued expenses and other liabilities                                                  116,702           92,221
                                                                                    ------------     ------------
    Total liabilities                                                               $  2,665,714     $  9,746,125
                                                                                    ------------     ------------
Net assets                                                                          $346,420,751     $131,901,058
                                                                                    ------------     ------------
Net assets consist of:
 Paid-in capital                                                                    $348,695,039     $133,412,700
 Unrealized appreciation (depreciation) on investments                                  (208,939)       1,807,526
 Accumulated net realized loss on investments                                         (1,215,895)      (2,806,806)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                 (849,454)        (512,362)
                                                                                    ------------     ------------
    Total                                                                           $346,420,751     $131,901,058
                                                                                    ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                                              28,584,962       10,703,833
 Class B                                                                               2,687,498        1,345,943
 Class C                                                                                 473,736               --
                                                                                    ------------     ------------
    Total shares of beneficial interest outstanding                                   31,746,196       12,049,776
                                                                                    ------------     ------------
Net assets:
 Class A                                                                            $311,934,258     $117,173,725
 Class B                                                                              29,315,929       14,727,333
 Class C                                                                               5,170,564               --
                                                                                    ------------     ------------
    Total net assets                                                                $346,420,751     $131,901,058
                                                                                    ------------     ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      10.91     $      10.95
                                                                                    ------------     ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      11.45     $      11.50
                                                                                    ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      10.91     $      10.94
                                                                                    ------------     ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      10.91              --
                                                                                    ------------     ------------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statements of Operations

-------------------------------------------------------------------------------------------------------------------------
                                                          Mississippi         New York   North Carolina     Pennsylvania
Year Ended March 31, 2000                                        Fund             Fund             Fund             Fund
-------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                        $   4,569,447     $  8,019,921    $  23,866,950     $  2,507,266
                                                        -------------     ------------    -------------     ------------
 Expenses -
  Management fee                                        $     427,736     $    737,116    $   2,193,969     $    248,288
  Trustees' compensation                                       18,052           18,823           18,775           18,093
  Shareholder servicing agent fee                              77,789          134,032          398,955           45,174
  Distribution and service fee (Class A)                           --          268,576        1,166,278               --
  Distribution and service fee (Class B)                       89,854          266,025          512,180          176,371
  Distribution and service fee (Class C)                           --               --          145,144               --
  Administrative fee                                           10,032           17,369           51,781            5,857
  Custodian fee                                                31,736           47,091          131,444           20,626
  Printing                                                      5,228            9,844           25,257            4,130
  Postage                                                       3,057            6,160           15,106              993
  Auditing fees                                                30,770           29,270           30,771           30,370
  Legal fees                                                    4,254            1,471            4,295            4,284
  Miscellaneous                                                45,155           47,121          104,593           34,781
                                                        -------------     ------------    -------------     ------------
    Total expenses                                      $     743,663     $  1,582,898    $   4,798,548     $    588,967
  Fees paid indirectly                                        (12,595)         (22,734)         (53,492)          (7,202)
  Reduction of expenses by investment adviser                (142,465)        (244,146)        (727,042)        (239,564)
                                                        -------------     ------------    -------------     ------------
    Net expenses                                        $     588,603     $  1,316,018    $   4,018,014     $    342,201
                                                        -------------     ------------    -------------     ------------
     Net investment income                              $   3,980,844     $  6,703,903    $  19,848,936     $  2,165,065
                                                        -------------     ------------    -------------     ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                               $     385,797     $   (680,959)   $     (45,821)    $   (208,292)
  Futures contracts                                           (13,099)         (44,484)        (131,188)          40,385
                                                        -------------     ------------    -------------     ------------
    Net realized gain (loss) on investments             $     372,698     $   (725,443)   $    (177,009)    $   (167,907)
                                                        -------------     ------------    -------------     ------------
 Change in unrealized appreciation (depreciation) -
   Investments                                          $  (5,047,499)    $ (8,299,610)   $ (27,970,361)    $ (2,476,896)
   Futures contracts                                           60,845           38,123          111,987               --
                                                        -------------     ------------    -------------     ------------
     Net unrealized loss on investments                 $  (4,986,654)    $ (8,261,487)   $ (27,858,374)    $ (2,476,896)
                                                        -------------     ------------    -------------     ------------
     Net realized and unrealized loss on investments    $  (4,613,956)    $ (8,986,930)   $ (28,035,383)    $ (2,644,803)
                                                        -------------     ------------    -------------     ------------
      Decrease in net assets from operations            $    (633,112)    $ (2,283,027)   $  (8,186,447)    $   (479,738)
                                                        -------------     ------------    -------------     ------------

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------
                                                         South Carolina        Tennessee          Virginia     West Virginia
Year Ended March 31, 2000                                          Fund             Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                         $    9,694,276     $  7,548,102     $  22,406,823     $   8,542,468
                                                         --------------     ------------     -------------     -------------
 Expenses -
  Management fee                                         $      911,399     $    720,168     $   2,057,979     $     771,728
  Trustees' compensation                                         18,268           18,047            18,675            18,595
  Shareholder servicing agent fee                               165,726          130,957           374,221           140,333
  Distribution and service fee (Class A)                        460,527          379,153         1,175,288           435,334
  Distribution and service fee (Class B)                        341,465          226,275           328,446           159,524
  Distribution and service fee (Class C)                             --               --            55,789                --
  Administrative fee                                             21,540           17,041            48,622            18,204
  Custodian fee                                                  58,871           49,761           126,631            50,248
  Printing                                                        9,341            6,986            24,251             9,222
  Postage                                                         5,987            4,281            15,538             5,385
  Auditing fees                                                  30,370           28,870            30,370            30,770
  Legal fees                                                     12,179            2,670             5,106             3,770
  Miscellaneous                                                  57,560           55,685            99,511            50,080
                                                         --------------     ------------     -------------     -------------
    Total expenses                                       $    2,093,233     $  1,639,894     $   4,360,427     $   1,693,193
  Fees paid indirectly                                          (32,730)         (14,027)          (60,992)          (15,302)
  Reduction of expenses by investment adviser                  (301,632)        (238,450)         (681,496)         (255,839)
                                                         --------------     ------------     -------------     -------------
    Net expenses                                         $    1,758,871     $  1,387,417     $   3,617,939     $   1,422,052
                                                         --------------     ------------     -------------     -------------
     Net investment income                               $    7,935,405     $  6,160,685     $  18,788,884     $   7,120,416
                                                         --------------     ------------     -------------     -------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                $     (861,365)    $   (607,230)    $    (169,771)    $      25,768
  Futures contracts                                             (67,875)         (44,100)          665,093           (37,911)
                                                         --------------     ------------     -------------     -------------
    Net realized gain (loss) on investments              $     (929,240)    $   (651,330)    $     495,322     $     (12,143)
                                                         --------------     ------------     -------------     -------------
 Change in unrealized appreciation (depreciation)  -
   Investments                                           $  (11,595,810)    $ (8,617,075)    $ (25,033,876)    $ (10,225,002)
   Futures contracts                                            (49,719)          35,740              (235)          (46,681)
                                                         --------------     ------------     -------------     -------------
     Net unrealized loss on investments                  $  (11,645,529)    $ (8,581,335)    $ (25,034,111)    $ (10,271,683)
                                                         --------------     ------------     -------------     -------------
     Net realized and unrealized loss on investments     $  (12,574,769)    $ (9,232,665)    $ (24,538,789)    $ (10,283,826)
                                                         --------------     ------------     -------------     -------------
      Decrease in net assets from operations             $   (4,639,364)    $ (3,071,980)    $  (5,749,905)    $  (3,163,410)
                                                         --------------     ------------     -------------     -------------

See notes to financial statements.

Statements of Changes in Net Assets

-------------------------------------------------------------------------------
                                                                    Mississippi
Year Ended March 31, 2000                                                  Fund
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $   3,980,844
 Net realized gain (loss) on investments                                372,698
 Net unrealized loss on investments                                  (4,986,654)
                                                                  -------------
  Decrease in net assets from operations                          $    (633,112)
                                                                  -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $  (3,475,557)
 From net investment income (Class B)                                  (494,824)
 From net investment income (Class C)                                        --
                                                                  -------------
  Total distributions declared to shareholders                    $  (3,970,381)
                                                                  -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  13,670,556
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    1,734,390
 Cost of shares reacquired                                          (12,176,663)
                                                                  -------------
  Net increase (decrease) in net assets from Fund
   share transactions                                             $   3,228,283
                                                                  -------------
    Total decrease in net assets                                  $  (1,375,210)
Net assets:
 At beginning of period                                              78,334,272
                                                                  -------------
 At end of period                                                 $  76,959,062
                                                                  -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $     161,024
                                                                  -------------



------------------------------------------------------------------------------------------------------------------
                                                                        New York   North Carolina     Pennsylvania
Year Ended March 31, 2000                                                   Fund             Fund             Fund
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                             $   6,703,903    $  19,848,936    $   2,165,065
 Net realized gain (loss) on investments                                (725,443)        (177,009)        (167,907)
 Net unrealized loss on investments                                   (8,261,487)     (27,858,374)      (2,476,896)
                                                                   -------------    -------------    -------------
  Decrease in net assets from operations                           $  (2,283,027)   $  (8,186,447)   $    (479,738)
                                                                   -------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                              $  (5,531,891)   $ (16,769,203)   $  (1,208,852)
 From net investment income (Class B)                                 (1,165,668)      (2,248,484)        (939,344)
 From net investment income (Class C)                                         --         (636,441)              --
                                                                   -------------    -------------    -------------
  Total distributions declared to shareholders                     $  (6,697,559)   $ (19,654,128)   $  (2,148,196)
                                                                   -------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                  $  16,723,976    $  29,418,303    $  13,224,784
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                     3,894,825       11,346,137        1,230,667
 Cost of shares reacquired                                           (37,185,334)     (69,993,273)     (14,515,297)
                                                                   -------------    -------------    -------------
  Net increase (decrease) in net assets from Fund
   share transactions                                              $ (16,566,533)   $ (29,228,833)   $     (59,846)
                                                                   -------------    -------------    -------------
    Total decrease in net assets                                   $ (25,547,119)   $ (57,069,408)   $  (2,687,780)
Net assets:
 At beginning of period                                              147,174,436      430,693,420       45,678,071
                                                                   -------------    -------------    -------------
 At end of period                                                  $ 121,627,317    $ 373,624,012    $  42,990,291
                                                                   -------------    -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period     $      16,110    $    (290,036)   $      44,513
                                                                   -------------    -------------    -------------

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                 South Carolina
Year Ended March 31, 2000                                                  Fund
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $   7,935,405
 Net realized gain (loss) on investments                               (929,240)
 Net unrealized loss on investments                                 (11,645,529)
                                                                  -------------
  Decrease in net assets from operations                          $  (4,639,364)
                                                                  -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $  (6,408,786)
 From net investment income (Class B)                                (1,442,426)
 From net investment income (Class C)                                        --
 From net realized gain on investments (Class A)                       (337,034)
 From net realized gain on investments (Class B)                        (89,517)
 In excess of net realized gain on investments (Class A)                (49,868)
 In excess of net realized gain on investments (Class B)                (13,245)
                                                                  -------------
  Total distributions declared to shareholders                    $  (8,340,876)
                                                                  -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  11,474,304
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    4,441,022
 Cost of shares reacquired                                          (32,351,554)
                                                                  -------------
  Net decrease in net assets from Fund
   share transactions                                             $ (16,436,228)
                                                                  -------------
    Total decrease in net assets                                  $ (29,416,468)
Net assets:
 At beginning of period                                             182,012,385
                                                                  -------------
 At end of period                                                 $ 152,595,917
                                                                  -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $      57,861
                                                                  -------------



------------------------------------------------------------------------------------------------------------------
                                                                       Tennessee         Virginia    West Virginia
Year Ended March 31, 2000                                                   Fund             Fund             Fund
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                             $   6,160,685    $  18,788,884    $   7,120,416
 Net realized gain (loss) on investments                                (651,330)         495,322          (12,143)
 Net unrealized loss on investments                                   (8,581,335)     (25,034,111)     (10,271,683)
                                                                   -------------    -------------    -------------
  Decrease in net assets from operations                           $  (3,071,980)   $  (5,749,905)   $  (3,163,410)
                                                                   -------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                              $  (5,207,698)   $ (16,879,510)   $  (6,386,832)
 From net investment income (Class B)                                   (942,677)      (1,437,665)        (715,598)
 From net investment income (Class C)                                         --         (243,017)              --
 From net realized gain on investments (Class A)                        (675,450)              --               --
 From net realized gain on investments (Class B)                        (149,319)              --               --
 In excess of net realized gain on investments (Class A)                    (402)              --               --
 In excess of net realized gain on investments (Class B)                     (89)              --               --
                                                                   -------------    -------------    -------------
  Total distributions declared to shareholders                     $  (6,975,635)   $ (18,560,192)   $  (7,102,430)
                                                                   -------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                  $  12,069,955    $  22,537,475    $   6,726,050
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                     3,598,094        9,195,654        3,940,144
 Cost of shares reacquired                                           (24,109,917)     (69,050,206)     (19,121,105)
                                                                   -------------    -------------    -------------
  Net decrease in net assets from Fund
   share transactions                                              $  (8,441,868)   $ (37,317,077)   $  (8,454,911)
                                                                   -------------    -------------    -------------
    Total decrease in net assets                                   $ (18,489,483)   $ (61,627,174)   $ (18,720,751)
Net assets:
 At beginning of period                                              140,061,230      408,047,925      150,621,809
                                                                   -------------    -------------    -------------
 At end of period                                                  $ 121,571,747    $ 346,420,751    $ 131,901,058
                                                                   -------------    -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period     $      72,009    $    (849,454)   $    (512,362)
                                                                   -------------    -------------    -------------

See notes to financial statements.

-------------------------------------------------------------------------------------
                                                                          Mississippi
Year Ended March 31, 1999                                                        Fund
-------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                   $  3,716,756
 Net realized gain on investments                                              94,562
 Net unrealized gain (loss) on investments                                    308,084
                                                                         ------------
  Increase in net assets from operations                                 $  4,119,402
                                                                         ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                    $ (3,287,679)
 From net investment income (Class B)                                        (454,600)
 From net investment income (Class C)                                              --
 In excess of net investment income (Class A)                                      --
 In excess of net investment income (Class B)                                      --
                                                                         ------------
    Total distributions declared to shareholders                         $ (3,742,279)
                                                                         ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                        $  7,347,508
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          1,634,892
 Cost of shares reacquired                                                 (7,804,067)
                                                                         ------------
  Net increase (decrease) in net assets from Fund share transactions     $  1,178,333
                                                                         ------------
    Total increase (decrease) in net assets                              $  1,555,456
Net assets:
 At beginning of period                                                    76,778,816
                                                                         ------------
 At end of period                                                        $ 78,334,272
                                                                         ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period           $     82,991
                                                                         ------------



-----------------------------------------------------------------------------------------------------------------------
                                                                             New York    North Carolina    Pennsylvania
Year Ended March 31, 1999                                                        Fund              Fund            Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                  $   6,933,079    $   20,147,252    $  1,854,082
 Net realized gain on investments                                           2,321,410         5,141,594         190,272
 Net unrealized gain (loss) on investments                                 (2,186,539)       (5,778,205)        119,606
                                                                        -------------    --------------    ------------
  Increase in net assets from operations                                $   7,067,950    $   19,510,641    $  2,163,960
                                                                        -------------    --------------    ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                   $  (5,734,216)   $  (17,636,624)   $   (968,779)
 From net investment income (Class B)                                      (1,208,410)       (1,992,249)       (895,842)
 From net investment income (Class C)                                              --          (445,446)             --
 In excess of net investment income (Class A)                                  (3,870)               --              --
 In excess of net investment income (Class B)                                    (815)               --              --
                                                                        -------------    --------------    ------------
    Total distributions declared to shareholders                        $  (6,947,311)   $  (20,074,319)   $ (1,864,621)
                                                                        -------------    --------------    ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                       $  29,293,927    $   95,174,583    $  9,693,546
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          4,020,370        11,591,211       1,050,475
 Cost of shares reacquired                                                (32,254,619)     (108,484,241)     (4,833,679)
                                                                        -------------    --------------    ------------
  Net increase (decrease) in net assets from Fund share transactions    $   1,059,678    $   (1,718,447)   $  5,910,342
                                                                        -------------    --------------    ------------
    Total increase (decrease) in net assets                             $   1,180,317    $   (2,282,125)   $  6,209,681
Net assets:
 At beginning of period                                                   145,994,119       432,975,545      39,468,390
                                                                        -------------    --------------    ------------
 At end of period                                                       $ 147,174,436    $  430,693,420    $ 45,678,071
                                                                        -------------    --------------    ------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period          $      (4,683)   $     (449,869)   $     25,907
                                                                        -------------    --------------    ------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------
                                                                       South Carolina        Tennessee
Year Ended March 31, 1999                                                        Fund             Fund
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                  $   7,935,924    $   6,013,864
 Net realized gain on investments                                           1,589,817        1,051,618
 Net unrealized loss on investments                                        (2,199,147)      (1,234,421)
                                                                        -------------    -------------
  Increase in net assets from operations                                $   7,326,594    $   5,831,061
                                                                        -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                   $  (6,682,276)   $  (5,137,762)
 From net investment income (Class B)                                      (1,253,648)        (821,549)
 From net investment income (Class C)                                              --               --
 From net realized gain on investments (Class A)                                   --         (337,988)
 From net realized gain on investments (Class B)                                   --          (64,567)
 In excess of net investment income (Class A)                                 (23,065)              --
 In excess of net investment income (Class B)                                  (4,327)              --
                                                                        -------------    -------------
    Total distributions declared to shareholders                        $  (7,963,316)   $  (6,361,866)
                                                                        -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                       $  21,347,777    $  23,846,170
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          4,185,898        3,141,165
 Cost of shares reacquired                                                (19,791,022)     (13,464,339)
                                                                        -------------    -------------
  Net increase (decrease) in net assets from Fund share transactions    $   5,742,653    $  13,522,996
                                                                        -------------    -------------
    Total increase (decrease) in net assets                             $   5,105,931    $  12,992,191
Net assets:
 At beginning of period                                                   176,906,454      127,069,039
                                                                        -------------    -------------
 At end of period                                                       $ 182,012,385    $ 140,061,230
                                                                        -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period          $    (101,813)   $      62,189
                                                                        -------------    -------------


-------------------------------------------------------------------------------------------------------
                                                                              Virginia    West Virginia
Year Ended March 31, 1999                                                         Fund             Fund
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                   $  19,019,822    $   6,968,680
 Net realized gain on investments                                            5,086,588          486,002
 Net unrealized loss on investments                                         (5,493,034)        (796,403)
                                                                         -------------    -------------
  Increase in net assets from operations                                 $  18,613,376    $   6,658,279
                                                                         -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                    $ (17,358,181)   $  (6,282,387)
 From net investment income (Class B)                                       (1,394,357)        (686,293)
 From net investment income (Class C)                                         (179,277)              --
 From net realized gain on investments (Class A)                                    --               --
 From net realized gain on investments (Class B)                                    --               --
 In excess of net investment income (Class A)                                       --          (26,990)
 In excess of net investment income (Class B)                                       --           (2,948)
                                                                         -------------    -------------
    Total distributions declared to shareholders                         $ (18,931,815)   $  (6,998,618)
                                                                         -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                        $  56,562,932    $  15,549,189
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                           9,409,188        3,876,569
 Cost of shares reacquired                                                 (66,614,366)     (13,937,487)
                                                                         -------------    -------------
  Net increase (decrease) in net assets from Fund share transactions     $    (642,246)   $   5,488,271
                                                                         -------------    -------------
    Total increase (decrease) in net assets                              $    (960,685)   $   5,147,932
Net assets:
 At beginning of period                                                    409,008,610      145,473,877
                                                                         -------------    -------------
 At end of period                                                        $ 408,047,925    $ 150,621,809
                                                                         -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period           $    (992,808)   $    (508,979)
                                                                         -------------    -------------

See notes to financial statements.

Financial Highlights

-------------------------------------------------------------------------------------------
                                     Mississippi Fund
-------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                                  -------------------------
                                                                        2000         1999
                                                                  -------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.93     $   9.88
                                                                    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.50     $   0.49
 Net realized and unrealized gain (loss) on investments                (0.56)        0.06
                                                                    --------     --------
  Total from investment operations                                  $  (0.06)    $   0.55
                                                                    --------     --------
Less distributions declared to shareholders
 From net investment income                                         $  (0.50)    $  (0.50)
 In excess of net investment income                                       --           --
                                                                    --------     --------
  Total distributions declared to shareholders                      $  (0.50)    $  (0.50)
                                                                    --------     --------
Net asset value - end of period                                     $   9.37     $   9.93
                                                                    --------     --------
Total return++                                                         (0.58)%       5.62%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.66%        0.73%
 Net investment income                                                  5.22%        4.94%
Portfolio turnover                                                        18%           6%
Net assets at end of period (000 omitted)                           $ 66,173     $ 66,869



                                                                           Year Ended March 31,
                                                                  ---------------------------------
                                                                      1998       1997      1996
                                                                  ---------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  9.35   $   9.35   $  9.15
                                                                   -------   ---------  -------
Income from investment operations# -
 Net investment income[sec]                                        $  0.49   $   0.48   $  0.52
 Net realized and unrealized gain (loss) on investments               0.52       0.00      0.20
                                                                   -------   --------   -------
  Total from investment operations                                 $  1.01   $   0.48   $  0.72
                                                                   ------     --------  -------
Less distributions declared to shareholders
 From net investment income                                        $ (0.48)  $  (0.48)  $ (0.52)
 In excess of net investment income                                     --         --     (0.00)++++
                                                                   -------   --------   -------
  Total distributions declared to shareholders                     $ (0.48)  $  (0.48)  $ (.52)
                                                                   -------   ---------   ------
Net asset value - end of period                                    $  9.88   $   9.35   $  9.35
                                                                   -------   ---------  -------
Total return++                                                       11.02%      5.22%     7.99%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.78%      0.87%     0.45%
 Net investment income                                                5.04%      5.14%     5.51%
Portfolio turnover                                                      18%        17%       31%
Net assets at end of period (000 omitted)                          $66,061   $ 66,630   $74,435

[sec] Subject to reimbursment by the Fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees, in excess of 0.40% for certain of the periods indicated. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.48       $ 0.48       $ 0.48     --       $ 0.48
    Ratios (to average net assets):
     Expenses##                          0.84%        0.85%        0.85%    --         0.88%
     Net investment income               5.04%        4.82%        4.97%    --         5.08%

   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

-------------------------------------------------------------------------------------------
                                     Mississippi Fund
-------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                                  -------------------------
                                                                        2000        1999
                                                                  -------------------------
                                                                        Class B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.94     $   9.89
                                                                    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.42     $   0.41
 Net realized and unrealized gain (loss) on investments                (0.56)        0.06
                                                                    --------     --------
  Total from investment operations                                  $  (0.14)    $   0.47
                                                                    --------     --------
Less distributions declared to shareholders
 From net investment income                                         $  (0.42)   $   (0.42)
 In excess of net investment income                                       --           --
                                                                    --------    ---------
  Total distributions declared to shareholders                      $  (0.42)   $   (0.42)
                                                                    --------    ---------
Net asset value - end of period                                     $   9.38    $    9.94
                                                                    --------    ---------
Total return                                                           (1.37)%       4.80%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.46%        1.51%
 Net investment income                                                  4.41%        4.16%
Portfolio turnover                                                        18%           6%
Net assets at end of period (000 omitted)                           $ 10,786    $  11,465



                                                                            Year Ended March 31,
                                                                  ----------------------------------------
                                                                        1998        1997           1996
                                                                  ----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.36    $   9.36     $     9.16
                                                                    --------    --------     ----------
Income from investment operations# -
 Net investment income[sec]                                         $   0.41    $   0.40     $     0.44
 Net realized and unrealized gain (loss) on investments                 0.53        0.00           0.20
                                                                    --------    --------     ----------
  Total from investment operations                                  $   0.94    $   0.40     $     0.64
                                                                    --------    --------     ----------
Less distributions declared to shareholders
 From net investment income                                         $  (0.41)   $  (0.40)    $    (0.44)
 In excess of net investment income                                       --          --          (0.00)++
                                                                    --------    --------     ----------
  Total distributions declared to shareholders                      $  (0.41)   $  (0.40)    $    (0.44)
                                                                    --------   ---------     ----------
Net asset value - end of period                                     $   9.89     $  9.36     $     9.36
                                                                    --------    --------     ----------
Total return                                                           10.15%       4.33%          7.11%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.56%       1.72%          1.28%
 Net investment income                                                  4.26%       4.29%          4.67%
Portfolio turnover                                                        18%         17%            31%
Net assets at end of period (000 omitted)                           $ 10,717    $ 11,014     $   11,475

[sec] Subject to reimbursment by the Fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees, in excess of 0.40% for certain of the periods indicated. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.40       $ 0.40       $ 0.40     --        $ 0.40
    Ratios (to average net assets):
     Expenses##                         1.64%        1.63%        1.63%    --          1.71%
     Net investment income              4.23%        4.04%        4.19%    --          4.24%

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01


See notes to financial statements.

--------------------------------------------------------------------------------------------------
                                          New York Fund
--------------------------------------------------------------------------------------------------
                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        2000             1999
                                                                  --------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.27      $    11.26
                                                                     --------      ----------
Income from investment operations# -
 Net investment income[sec]                                          $   0.55      $     0.56
 Net realized and unrealized gain (loss) on investments                 (0.69)           0.01
                                                                     --------      ----------
  Total from investment operations                                   $  (0.14)     $     0.57
                                                                     --------      ----------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.55)     $    (0.56)
 In excess of net investment income                                        --           (0.00)++++
                                                                     --------      ----------
  Total distributions declared to shareholders                       $  (0.55)     $    (0.56)
                                                                     --------      ----------
Net asset value - end of period                                      $  10.58      $    11.27
                                                                     --------      ----------
Total return++                                                          (1.06)%          5.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.85%           0.93%
 Net investment income                                                   5.14%           4.93%
Portfolio turnover                                                         38%             26%
Net assets at end of period (000 omitted)                            $101,403      $  116,767



                                                                             Year Ended March 31,
                                                                  ------------------------------------------
                                                                      1998        1997             1996
                                                                  ------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.60    $  10.66      $    10.49
                                                                   --------    --------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $   0.57    $   0.55      $     0.55
 Net realized and unrealized gain (loss) on investments                0.64       (0.06)           0.17
                                                                   --------    --------      ----------
  Total from investment operations                                 $   1.21    $   0.49      $     0.72
                                                                   --------    --------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.55)   $  (0.55)     $    (0.55)
 In excess of net investment income                                      --          --           (0.00)++++
                                                                   --------    --------      ----------
  Total distributions declared to shareholders                     $  (0.55)   $  (0.55)     $    (0.55)
                                                                   --------    --------      ----------
Net asset value - end of period                                    $  11.26    $  10.60      $    10.66
                                                                   --------    --------      ----------
Total return++                                                        11.59%       4.68%           6.98%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.03%       1.11%           1.10%
 Net investment income                                                 5.14%       5.18%           5.09%
Portfolio turnover                                                       41%         64%            102%
Net assets at end of period (000 omitted)                          $119,376    $121,588      $  134,449

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              $0.53        $0.55        $0.56       --       $0.54
    Ratios (to average net assets):
     Expenses##                         1.03%        1.05%        1.10%      --        1.20%
     Net investment income              4.96%        4.81%        5.07%      --        4.99%

   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------
                                       New York Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                       2000          1999
                                                                  --------------------------
                                                                     Class B
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.27     $   11.26
                                                                    -------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47     $    0.47
 Net realized and unrealized gain (loss) on investments               (0.69)         0.01
                                                                    -------     ---------
  Total from investment operations                                  $ (0.22)    $    0.48
                                                                    -------     ---------
Less distributions declared to shareholders
 From net investment income                                         $ (0.47)    $   (0.47)
 In excess of net investment income                                      --         (0.00)++
                                                                    -------     ---------
  Total distributions declared to shareholders                      $ (0.47)    $   (0.47)
                                                                    -------     ---------
Net asset value - end of period                                     $ 10.58     $   11.27
                                                                    -------     ---------
Total return                                                          (1.89)%        4.46%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.60%         1.68%
 Net investment income                                                 4.38%         4.18%
Portfolio turnover                                                       38%           26%
Net assets at end of period (000 omitted)                           $20,224     $  30,408



                                                                           Year Ended March 31,
                                                                  --------------------------------------
                                                                       1998        1997          1996
                                                                  --------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.59     $ 10.66     $   10.49
                                                                    -------     -------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49     $  0.47     $    0.47
 Net realized and unrealized gain (loss) on investments                0.64       (0.07)         0.17
                                                                    -------     -------     ---------
  Total from investment operations                                  $  1.13     $  0.40     $    0.64
                                                                    -------     -------     ---------
Less distributions declared to shareholders
 From net investment income                                        $  (0.46)   $  (0.47)    $   (0.47)
 In excess of net investment income                                      --          --         (0.00)++
                                                                   --------    --------     ---------
  Total distributions declared to shareholders                     $  (0.46)   $  (0.47)    $   (0.47)
                                                                   --------    --------     ---------
Net asset value - end of period                                    $  11.26    $  10.59     $   10.66
                                                                   --------    --------     ---------
Total return                                                          10.78%       3.77%         6.10%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.78%       1.92%         1.92%
 Net investment income                                                 4.39%       4.37%         4.27%
Portfolio turnover                                                       41%         64%          102%
Net assets at end of period (000 omitted)                          $ 26,618    $ 26,724     $  28,068

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.45       $ 0.46       $ 0.48     --      --
    Ratios (to average net assets):
     Expenses##                         1.78%        1.80%        1.85%    --      --
     Net investment income              4.20%        4.06%        4.32%    --      --


  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

-------------------------------------------------------------------------------------------------------
                                          North Carolina Fund
-------------------------------------------------------------------------------------------------------
                                                                          Year Ended March 31,
                                                                  -------------------------------------
                                                                        2000         1999        1998
                                                                  -------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  12.14     $  12.15    $  11.56
                                                                    --------     --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.59     $   0.59    $   0.59
 Net realized and unrealized gain (loss) on investments                (0.80)       (0.02)       0.59
                                                                    --------     --------    --------
  Total from investment operations                                  $  (0.21)    $   0.57    $   1.18
                                                                    --------     --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.58)   $   (0.58)  $   (0.59)
 In excess of net investment income                                       --           --          --
                                                                    --------    ---------   ---------
  Total distributions declared to shareholders                      $  (0.58)   $   (0.58)  $   (0.59)
                                                                    --------    ---------   ---------
Net asset value - end of period                                     $  11.35    $   12.14    $  12.15
                                                                    --------    ---------   ---------
Total return++                                                         (1.67)%       4.76%      10.36%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.91%        0.98%       1.03%
 Net investment income                                                  5.07%        4.76%       4.92%
Portfolio turnover                                                         9%          30%         24%
Net assets at end of period (000 omitted)                           $310,624    $ 364,576   $ 380,595



                                                                           Year Ended March 31,
                                                                  ---------------------------------------
                                                                            1997                1996
                                                                  ---------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $     11.57         $     11.42
                                                                     -----------         -----------
Income from investment operations# -
 Net investment income[sec]                                          $      0.59         $      0.59
 Net realized and unrealized gain (loss) on investments                    (0.01)               0.15
                                                                     -----------         -----------
  Total from investment operations                                   $      0.58         $      0.74
                                                                     -----------         -----------
Less distributions declared to shareholders -
 From net investment income                                          $     (0.59)        $     (0.59)
 In excess of net investment income                                        (0.00)++++          (0.00)++++
                                                                     -----------         -----------
  Total distributions declared to shareholders                       $     (0.59)        $     (0.59)
                                                                     -----------         -----------
Net asset value - end of period                                      $     11.56         $     11.57
                                                                     -----------         -----------
Total return++                                                              5.09%               6.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                 1.08%               1.17%
 Net investment income                                                      5.05%               5.04%
Portfolio turnover                                                            33%                 30%
Net assets at end of period (000 omitted)                            $   377,112         $   409,347

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net Investment income             $ 0.57       $ 0.57       $ 0.58       $ 0.58      --
    Ratios (to average net assets):
     Expenses##                         1.09%        1.10%        1.13%        1.15%     --
     Net investment income              4.89%        4.64%        4.82%        4.98%     --

   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

-------------------------------------------------------------------------------------------
                                    North Carolina Fund
-------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                                  -------------------------
                                                                        2000         1999
                                                                  -------------------------
                                                                     Class B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  12.13     $  12.15
                                                                    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.51     $   0.50
 Net realized and unrealized gain (loss) on investments                (0.78)       (0.02)
                                                                    --------     --------
  Total from investment operations                                  $  (0.27)    $   0.48
                                                                    --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.51)   $   (0.50)
 In excess of net investment income                                       --           --
                                                                    --------    ---------
  Total distributions declared to shareholders                      $  (0.51)   $   (0.50)
                                                                    --------    ---------
Net asset value - end of period                                     $  11.35    $  12.13
                                                                    --------    ---------
Total return                                                           (2.22)%       4.00%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.56%        1.63%
 Net investment income                                                  4.42%        4.11%
Portfolio turnover                                                         9%          30%
Net assets at end of period (000 omitted)                           $ 48,794    $  52,033



                                                                              Year Ended March 31,
                                                                  --------------------------------------------
                                                                        1998          1997             1996
                                                                  --------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  11.55     $    11.56      $    11.42
                                                                    --------     ----------      ----------
Income from investment operations# -
 Net investment income[sec]                                         $   0.51     $     0.50      $     0.50
 Net realized and unrealized gain (loss) on investments                 0.60           0.00            0.14
                                                                    --------     ----------      ----------
  Total from investment operations                                  $   1.11     $     0.50      $     0.64
                                                                    --------     ----------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.51)    $    (0.51)     $    (0.50)
 In excess of net investment income                                       --          (0.00)++        (0.00)++
                                                                   ---------     ----------      ----------
  Total distributions declared to shareholders                     $   (0.51)    $    (0.51)     $    (0.50)
                                                                   ---------     ----------      ----------
Net asset value - end of period                                    $   12.15     $    11.55      $    11.56
                                                                   ---------     ----------      ----------
Total return                                                            9.75%          4.36%           5.70%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.68%          1.78%           1.90%
 Net investment income                                                  4.27%          4.36%           4.30%
Portfolio turnover                                                        24%            33%             30%
Net assets at end of period (000 omitted)                          $  44,238     $   39,035      $   33,847

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.49       $ 0.49       $ 0.50       $ 0.49     --
    Ratios (to average net assets):
     Expenses##                         1.74%        1.75%        1.78%        1.85%    --
     Net investment income              4.24%        3.99%        4.17%        4.29%    --

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

-------------------------------------------------------------------------------------------
                                    North Carolina Fund
-------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                                  -------------------------
                                                                        2000         1999
                                                                  -------------------------
                                                                     Class C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  12.13     $  12.15
                                                                    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.51     $   0.50
 Net realized and unrealized gain (loss) on investments                (0.78)       (0.02)
                                                                    --------     --------
 Total from investment operations                                   $  (0.27)    $   0.48
                                                                    --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.51)   $   (0.50)
 In excess of net investment income                                       --           --
                                                                    --------    ---------
 Total distributions declared to shareholders                       $  (0.51)   $   (0.50)
                                                                    --------    ---------
Net asset value - end of period                                     $  11.35    $  12.13
                                                                    --------    ---------
Total return                                                           (2.22)%       4.00%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.56%        1.63%
 Net investment income                                                  4.42%        4.11%
Portfolio turnover                                                         9%          30%
Net assets at end of period (000 omitted)                           $ 14,206    $  14,084



                                                                             Year Ended March 31,
                                                                  -------------------------------------------
                                                                       1998           1997            1996
                                                                  -------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.55     $    11.56      $    11.41
                                                                   --------     ----------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $   0.51     $     0.52      $     0.51
 Net realized and unrealized gain (loss) on investments                0.60          (0.02)           0.15
                                                                   --------     ----------      ----------
 Total from investment operations                                  $   1.11     $     0.50      $     0.66
                                                                   --------     ----------      ----------
Less distributions declared to shareholders -
 From net investment income                                       $   (0.51)    $    (0.51)     $    (0.51)
 In excess of net investment income                                      --          (0.00)++        (0.00)++
                                                                  ---------     ----------      ----------
 Total distributions declared to shareholders                     $   (0.51)    $    (0.51)     $    (0.51)
                                                                  ---------     ----------      ----------
Net asset value - end of period                                   $   12.15     $    11.55      $    11.56
                                                                  ---------     ----------      ----------
Total return                                                           9.75%          4.41%           5.87%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.68%          1.73%           1.83%
 Net investment income                                                 4.27%          4.40%           4.38%
Portfolio turnover                                                       24%            33%             30%
Net assets at end of period (000 omitted)                         $   8,143     $    7,789      $    9,352

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.49       $ 0.49       $ 0.50       $ 0.51     --
    Ratios (to average net assets):
     Expenses##                         1.74%        1.75%        1.78%        1.80%    --
     Net investment income              4.24%        3.99%        4.17%        4.33%    --


  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                        Pennsylvania Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                  ---------------------------------------------------------------
                                                                       2000      1999        1998           1997           1996
                                                                  ---------------------------------------------------------------
                                                                     Class A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.90    $  9.82    $  9.26      $    9.37        $  9.29
                                                                    -------    -------    -------      ---------        -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50    $  0.48    $  0.50      $    0.53        $  0.54
 Net realized and unrealized gain (loss) on investments               (0.55)      0.08       0.56          (0.10)          0.09
                                                                    -------    -------    -------      ---------        ------
  Total from investment operations                                  $ (0.05)   $  0.56    $  1.06      $    0.43        $  0.63
                                                                    -------    -------    -------      ---------        -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.49)   $ (0.48)   $ (0.50)     $   (0.54)       $ (0.55)
 In excess of net investment income                                      --         --         --          (0.00)++++        --
                                                                    -------    -------    -------      ---------        -------
  Total distributions declared to shareholders                      $ (0.49)   $ (0.48)   $ (0.50)     $   (0.54)       $ (0.55)
                                                                    -------    -------    -------      ---------        -------
Net asset value - end of period                                     $  9.36    $  9.90    $  9.82      $    9.26        $  9.37
                                                                    -------    -------    -------      ---------        -------
Total return++                                                        (0.45%)     5.85%     11.65%          4.67%          6.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.38%      0.45%      0.40%          0.10%          0.10%
 Net investment income                                                 5.19%      4.85%      5.15%          5.66%          5.76%
Portfolio turnover                                                       48%         8%        31%            42%            40%
Net assets at end of period (000 omitted)                           $25,494    $21,695    $18,918      $  16,933        $18,030

[sec] Subject to reimbursement by the Fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the Fund pays a fee not greater than 0.00% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.44       $ 0.43       $ 0.44       $ 0.45       $ 0.45
    Ratios (to average net assets):
     Expenses##                          0.91%        0.93%        0.99%        0.95%        1.00%
     Net investment income               4.66%        4.37%        4.56%        4.81%        4.86%

   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                      Pennsylvania Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000      1999        1998         1997         1996
                                                                  -----------------------------------------------------------
                                                                     Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.92    $  9.84    $  9.28     $   9.39      $ 9.29
                                                                    -------    -------    -------     --------      ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.42    $  0.41    $  0.42     $   0.46      $ 0.50
 Net realized and unrealized gain (loss) on investments               (0.55)      0.08       0.56        (0.11)       0.07
                                                                    -------    -------    -------     --------      ------
  Total from investment operations                                  $ (0.13)   $  0.49    $  0.98      $  0.35      $ 0.57
                                                                    -------    -------    ------      --------      ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.41)   $ (0.41)   $ (0.42)    $  (0.46)     $ (0.47)
 In excess of net investment income                                      --         --         --        (0.00)++        --
                                                                    -------    -------    -------     --------      -------
  Total distributions declared to shareholders                      $ (0.41)   $ (0.41)   $(0.42)     $  (0.46)     $ (0.47)
                                                                    -------    -------    -------     --------      -------
Net asset value - end of period                                     $  9.38    $  9.92    $  9.84     $   9.28      $ 9.39
                                                                    -------    -------    -------     --------      -------
Total return                                                          (1.25%)     5.02%     10.76%        3.83%        6.23%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.19%      1.23%      1.19%        0.90%        0.88%
 Net investment income                                                 4.38%      4.07%      4.36%        4.86%        4.98%
Portfolio turnover                                                       48%         8%        31%          42%          40%
Net assets at end of period (000 omitted)                           $17,496    $23,983    $20,551     $ 24,898      $24,170

[sec] Subject to reimbursement by the Fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the Fund pays a fee not greater than 0.00% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.37       $ 0.33       $ 0.36       $ 0.38       $ 0.41
    Ratios (to average net assets):
     Expenses##                          1.72%        1.71%        1.78%        1.75%        1.85%
     Net investment income               3.85%        3.59%        3.77%        4.01%        4.01%

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------------
                                       South Carolina Fund
--------------------------------------------------------------------------------------------------
                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        2000             1999
                                                                  --------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 12.48       $    12.52
                                                                     -------       ----------
Income from investment operations# -
 Net investment income[sec]                                          $  0.58       $     0.57
 Net realized and unrealized gain (loss) on investments                (0.86)           (0.04)
                                                                     -------       ----------
  Total from investment operations                                   $ (0.28)      $     0.53
                                                                     -------       ----------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.58)      $    (0.57)
 From net realized gain on investments                                 (0.03)              --
 In excess of net investment income                                       --            (0.00)++++
 In excess of net realized gain on investments                         (0.01)              --
                                                                     -------       ----------
  Total distributions declared to shareholders                       $ (0.62)      $    (0.57)
                                                                     -------       ----------
Net asset value - end of period                                      $ 11.58       $    12.48
                                                                     -------       ----------
Total return++                                                         (2.27)%           4.33%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.94%            1.02%
 Net investment income                                                  4.91%            4.55%
Portfolio turnover                                                        18%              25%
Net assets at end of period (000 omitted)                            $121,064      $  145,787



                                                                                Year Ended March 31,
                                                                  -------------------------------------------------
                                                                           1998          1997             1996
                                                                  -------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    11.88       $  11.97      $    11.86
                                                                     ----------       --------      ----------
Income from investment operations# -
 Net investment income[sec]                                          $     0.60       $   0.62      $     0.62
 Net realized and unrealized gain (loss) on investments                    0.64          (0.10)           0.11
                                                                     ----------       --------      ----------
  Total from investment operations                                   $     1.24       $   0.52       $     0.73
                                                                     ----------       --------      ----------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.60)      $  (0.61)     $    (0.62)
 From net realized gain on investments                                       --             --              --
 In excess of net investment income                                       (0.00)++++        --           (0.00)++++
 In excess of net realized gain on investments                               --             --              --
                                                                     ----------       --------      ----------
  Total distributions declared to shareholders                       $    (0.60)      $  (0.61)     $    (0.62)
                                                                     ----------       --------      ----------
Net asset value - end of period                                      $    12.52       $  11.88      $    11.97
                                                                     ----------       --------      ----------
Total return++                                                            10.62%          4.46%           6.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.06%          1.10%           1.20%
 Net investment income                                                     4.86%          5.17%           5.10%
Portfolio turnover                                                           29%            13%             18%
Net assets at end of period (000 omitted)                            $  148,820       $148,908      $  166,801

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.56       $ 0.56       $ 0.59       $ 0.16      --
    Ratios (to average net assets):
     Expenses##                         1.12%        1.14%        1.16%        1.16%     --
     Net investment income              4.73%        4.43%        4.76%        5.11%     --


   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------
                                    South Carolina Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                       2000          1999
                                                                  --------------------------
                                                                    Class B
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 12.47     $   12.52
                                                                    -------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $  0.51     $    0.48
 Net realized and unrealized gain (loss) on investments               (0.86)        (0.04)
                                                                    -------     ---------
  Total from investment operations                                  $ (0.35)    $    0.44
                                                                    -------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)    $   (0.49)
 From net realized gain on investments                                (0.03)           --
 In excess of net investment income                                      --         (0.00)++
 In excess of net realized gain on investments                        (0.01)           --
                                                                    -------     ---------
  Total distributions declared to shareholders                      $ (0.54)    $   (0.49)
                                                                    -------     ---------
Net asset value - end of period                                     $ 11.58     $   12.47
                                                                    -------     ---------
Total return                                                          (2.82)%        3.57%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.59%         1.67%
 Net investment income                                                 4.26%         3.90%
Portfolio turnover                                                       18%           25%
Net assets at end of period (000 omitted)                           $31,532     $  36,226



                                                                            Year Ended March 31,
                                                                  -----------------------------------------
                                                                         1998         1997          1996
                                                                  -----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.88     $  11.97     $   11.86
                                                                    ---------     --------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.52     $   0.54     $    0.52
 Net realized and unrealized gain (loss) on investments                  0.64        (0.10)         0.12
                                                                    ---------     --------     ---------
  Total from investment operations                                  $    1.16     $   0.44     $    0.64
                                                                    ---------     --------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.52)    $  (0.53)    $   (0.53)
 From net realized gain on investments                                     --           --            --
 In excess of net investment income                                     (0.00)++        --         (0.00)++
 In excess of net realized gain on investments                             --           --            --
                                                                    ---------     --------     ---------
  Total distributions declared to shareholders                      $   (0.52)    $  (0.53)    $   (0.53)
                                                                    ---------     --------     ---------
Net asset value - end of period                                     $   12.52     $  11.88     $   11.97
                                                                    ---------     --------     ---------
Total return                                                             9.91%        3.73%         5.43%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.71%        1.79%         1.92%
 Net investment income                                                   4.21%        4.48%         4.35%
Portfolio turnover                                                         29%          13%           18%
Net assets at end of period (000 omitted)                           $  28,086     $ 21,871     $  18,420

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.48       $ 0.47       $ 0.51       $ 0.53      --
    Ratios (to average net assets):       --
     Expenses##                          1.77%        1.79%        1.81%        1.85%     --
     Net investment income               4.08%        3.78%        4.11%        4.42%     --

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

------------------------------------------------------------------------------------------------
                                         Tennessee Fund
------------------------------------------------------------------------------------------------
                                                                       Year Ended March 31,
                                                                  ------------------------------
                                                                           2000           1999
                                                                  ------------------------------
                                                                        Class A
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    10.87       $  10.91
                                                                     ----------       --------
Income from investment operations# -
 Net investment income[sec]                                          $     0.50       $   0.53
 Net realized and unrealized gain (loss) on investments                   (0.69)         (0.02)
                                                                     ----------       --------
  Total from investment operations                                   $    (0.19)      $   0.51
                                                                     ----------       --------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.50)      $  (0.52)
 From net realized gain on investment                                     (0.07)         (0.03)
 In excess of net investment income                                          --             --
 In excess of net realized gain on investments                            (0.00)++++         --
                                                                     ----------       --------
  Total distributions declared to shareholders                       $    (0.57)      $  (0.55)
                                                                     ----------       --------
Net asset value - end of period                                      $    10.11       $  10.87
                                                                     ----------       --------
Total return++                                                            (1.75)%         4.80%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.96%          1.02%
 Net investment income                                                     4.80%          4.79%
Portfolio turnover                                                           20%            16%
Net assets at end of period (000 omitted)                            $  100,251       $117,296



                                                                             Year Ended March 31,
                                                                  ----------------------------------------
                                                                         1998      1997            1996
                                                                  ----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.32    $  10.40      $    10.27
                                                                   --------    --------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $   0.53    $   0.55      $     0.54
 Net realized and unrealized gain (loss) on investments                0.60       (0.09)           0.13
                                                                   --------    --------      ----------
  Total from investment operations                                 $   1.13    $   0.46      $     0.67
                                                                   --------    --------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.53)   $  (0.54)     $    (0.54)
 From net realized gain on investment                                    --          --              --
 In excess of net investment income                                   (0.01)         --           (0.00)++++
 In excess of net realized gain on investments                           --          --              --
                                                                   --------    --------      ----------
  Total distributions declared to shareholders                     $  (0.54)   $  (0.54)     $    (0.54)
                                                                   --------    --------      ----------
Net asset value - end of period                                    $  10.91    $  10.32      $     10.40
                                                                   --------    --------      ----------
Total return++                                                        11.11%       4.48%           6.66%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.07%       1.10%           1.21%
 Net investment income                                                 4.97%       5.26%           5.18%
Portfolio turnover                                                       26%         20%             20%
Net assets at end of period (000 omitted)                          $108,871    $108,000      $  109,811

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.48       $ 0.51       $ 0.52       $ 0.54      --
    Ratios (to average net assets):
     Expenses##                         1.14%        1.14%        1.17%        1.16%     --
     Net investment income              4.62%        4.67%        4.87%        5.20%     --


     #Per share data are based on average shares outstanding.
     ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------
                                       Tennessee Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                         2000         1999
                                                                  --------------------------
                                                                         Class B
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.86     $  10.91
                                                                    ---------     --------
Income from investment operations# -
 Net investment income[sec]                                         $    0.43     $   0.45
 Net realized and unrealized gain (loss) on investments                 (0.69)       (0.02)
                                                                    ---------     --------
  Total from investment operations                                  $   (0.26)    $   0.43
                                                                    ---------     --------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.43)    $  (0.45)
 From net realized gain on investment                                   (0.07)       (0.03)
 In excess of net investment income                                        --           --
 In excess of net realized gain on investments                          (0.00)++        --
                                                                    ---------     --------
  Total distributions declared to shareholders                      $   (0.50)    $  (0.48)
                                                                    ---------     --------
Net asset value - end of period                                     $   10.10     $  10.86
                                                                    ---------     --------
Total return                                                            (2.39)%       4.04%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.61%        1.67%
 Net investment income                                                   4.15%        4.14%
Portfolio turnover                                                         20%          16%
Net assets at end of period (000 omitted)                           $  21,321     $ 22,765



                                                                           Year Ended March 31,
                                                                  --------------------------------------
                                                                       1998        1997           1996
                                                                  --------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.31     $ 10.39     $   10.26
                                                                    -------     -------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $  0.46     $  0.47     $    0.46
 Net realized and unrealized gain (loss) on investments               0.61        (0.09)         0.14
                                                                    -------     -------     ---------
  Total from investment operations                                  $  1.07     $  0.38     $    0.60
                                                                    -------     -------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)    $ (0.46)    $   (0.47)
 From net realized gain on investment                                    --          --            --
 In excess of net investment income                                   (0.01)         --         (0.00)++
 In excess of net realized gain on investments                           --          --            --
                                                                    --------    --------    ---------
  Total distributions declared to shareholders                      $ (0.47)    $ (0.46)    $   (0.47)
                                                                    -------    --------     ---------
Net asset value - end of period                                     $ 10.91     $ 10.31     $   10.39
                                                                    -------    --------     ---------
Total return                                                          10.51%       3.76%         5.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.72%       1.79%         1.93%
 Net investment income                                                 4.32%       4.57%         4.43%
Portfolio turnover                                                       26%         20%           20%
Net assets at end of period (000 omitted)                           $18,198     $14,436     $  12,935

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.41       $ 0.44       $ 0.45       $ 0.46     --
    Ratios (to average net assets):
     Expenses##                         1.79%        1.79%        1.82%        1.85%    --
     Net investment income              3.97%        4.02%        4.22%        4.51%    --

                        #Per share data are based on average shares outstanding.


 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

-------------------------------------------------------------------------------------------
                                       Virginia Fund
-------------------------------------------------------------------------------------------
                                                                    Year Ended March 31,
                                                                  -------------------------
                                                                         2000        1999
                                                                  -------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.60    $  11.61
                                                                     --------    -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.57    $   0.55
 Net realized and unrealized gain (loss) on investments                 (0.70)      (0.01)
                                                                     --------    --------
  Total from investment operations                                   $  (0.13)   $   0.54
                                                                     --------    --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.56)   $  (0.55)
 In excess of net investment income                                        --          --
                                                                     --------    --------
  Total distributions declared to shareholders                       $  (0.56)   $  (0.55)
                                                                     --------    --------
Net asset value - end of period                                      $  10.91    $ 11.60
                                                                     -------     --------
Total return++                                                          (1.09)%      4.71%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.91%       0.99%
 Net investment income                                                   5.07%       4.73%
Portfolio turnover                                                         13%         24%
Net assets at end of period (000 omitted)                            $311,934    $365,880



                                                                                Year Ended March 31,
                                                                  -------------------------------------------------
                                                                                1998        1997               1996
                                                                  -------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    11.06       $  11.21      $    11.09
                                                                     ----------       --------      ----------
Income from investment operations# -
 Net investment income[sec]                                          $     0.57       $   0.59      $     0.59
 Net realized and unrealized gain (loss) on investments                    0.55          (0.15)           0.13
                                                                     ----------       --------      ----------
  Total from investment operations                                   $     1.12       $   0.44      $     0.72
                                                                     ----------       --------      ----------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.57)      $  (0.59)     $    (0.60)
 In excess of net investment income                                       (0.00)++++        --           (0.00)++++
                                                                     ----------       --------      ----------
  Total distributions declared to shareholders                       $    (0.57)      $  (0.59)     $    (0.60)
                                                                     ----------       --------      ----------
Net asset value - end of period                                      $    11.61       $  11.06      $    11.21
                                                                     ----------       --------      ----------
Total return++                                                            10.32%          3.97%           6.52%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.03%          1.08%           1.18%
 Net investment income                                                     4.97%          5.27%           5.20%
Portfolio turnover                                                           39%            42%             42%
Net assets at end of period (000 omitted)                            $  373,024       $379,185      $  418,408

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.54       $ 0.54       $ 0.56       $ 0.58      --
    Ratios (to average net assets):
     Expenses##                         1.09%        1.11%        1.13%        1.14%     --
     Net investment income              4.89%        4.61%        4.87%        5.21%     --


   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                         Virginia Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                       2000        1999        1998        1997         1996
                                                                  --------------------------------------------------------------
                                                                    Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.60    $  11.61    $  11.06    $ 11.21      $  11.08
                                                                    -------    --------    --------    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49    $   0.47    $   0.49    $   0.51     $   0.51
 Net realized and unrealized gain (loss) on investments               (0.70)      (0.01)       0.56       (0.15)        0.13
                                                                    -------    --------    --------    --------     --------
  Total from investment operations                                  $ (0.21)   $   0.46    $   1.05    $   0.36     $   0.64
                                                                    -------    --------    --------    --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.48)   $  (0.47)   $  (0.49)   $  (0.51)    $  (0.51)
 In excess of net investment income                                      --          --       (0.01)         --        (0.00)++
                                                                    -------    --------    --------    --------     --------
  Total distributions declared to shareholders                      $ (0.48)   $  (0.47)   $  (0.50)   $  (0.51)    $  (0.51)
                                                                    -------    --------    --------    --------     --------
Net asset value - end of period                                     $ 10.91    $  11.60    $  11.61    $  11.06     $  11.21
                                                                    -------    --------    --------    --------     --------
Total return                                                          (1.73)%      4.04%       9.61%       3.24%        5.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.56%       1.64%       1.68%       1.78%        1.90%
 Net investment income                                                 4.42%       4.08%       4.32%       4.57%        4.46%
Portfolio turnover                                                       13%         24%         39%         42%          42%
Net assets at end of period (000 omitted)                           $29,316    $ 35,644    $ 32,902    $ 30,567     $ 28,420

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.47       $ 0.46       $ 0.48       $ 0.50      --
    Ratios (to average net assets):
     Expenses##                         1.74%        1.76%        1.78%        1.84%     --
     Net investment income              4.24%        3.96%        4.22%        4.51%     --

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                         Virginia Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                  --------------------------------------------------------------
                                                                         2000      1999        1998        1997         1996
                                                                  --------------------------------------------------------------
                                                                      Class C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.60    $  11.61    $  11.06    $  11.21     $  11.07
                                                                    -------    --------    --------    --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49    $   0.47    $   0.49    $   0.52     $   0.51
 Net realized and unrealized gain (loss) on investments               (0.70)      (0.01)       0.56       (0.16)        0.15
                                                                    -------    --------    --------    --------     --------
  Total from investment operations                                  $ (0.21)   $   0.46    $   1.05    $   0.36     $   0.66
                                                                    -------    --------    --------    --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.48)   $  (0.47)   $  (0.49)   $  (0.51)    $  (0.52)
 In excess of net investment income                                      --          --       (0.01)         --        (0.00)++
                                                                    -------    --------    --------    --------     --------
  Total distributions declared to shareholders                      $ (0.48)   $  (0.47)   $  (0.50)   $  (0.51)    $  (0.52)
                                                                    -------    --------    --------    --------     --------
Net asset value - end of period                                     $ 10.91    $  11.60     $ 11.61     $ 11.06     $  11.21
                                                                    -------    --------    --------    --------     --------
Total return                                                          (1.73)%      4.04%       9.61%       3.30%        6.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.56%       1.64%       1.68%       1.72%        1.83%
 Net investment income                                                 4.42%       4.08%       4.32%       4.63%        4.53%
Portfolio turnover                                                       13%         24%         39%         42%          42%
Net assets at end of period (000 omitted)                           $ 5,171    $  6,523    $  3,082    $  3,182     $  3,366

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.47       $ 0.46       $ 0.48       $ 0.51      --
    Ratios (to average net assets):
     Expenses##                         1.74%        1.76%        1.78%        1.78%     --
     Net investment income              4.24%        3.96%        4.22%        4.57%     --

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------------
                                        West Virginia Fund
--------------------------------------------------------------------------------------------------
                                                                        Year Ended March 31,
                                                                 --------------------------------
                                                                        2000           1999
                                                                  --------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 11.75       $  11.77
                                                                     -------       --------
 Income from investment operations# -
 Net investment income[sec]                                          $  0.57       $   0.56
 Net realized and unrealized gain (loss) on investments                (0.80)         (0.01)
                                                                     -------       --------
  Total from investment operations                                   $ (0.23)      $   0.55
                                                                     -------       --------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.57)      $  (0.57)
 In excess of net investment income                                       --          (0.00)++++
                                                                     -------       --------
  Total distributions declared to shareholders                       $ (0.57)      $  (0.57)
                                                                     -------       --------
 Net asset value - end of period                                     $ 10.95       $  11.75
                                                                     -------       --------
  Total return++                                                       (1.89)%         4.73%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.95%          1.02%
 Net investment income                                                  5.13%          4.78%
Portfolio turnover                                                        30%            13%
Net assets at end of period (000 omitted)                            $117,174      $133,456



                                                                             Year Ended March 31,
                                                                  ------------------------------------------
                                                                      1998        1997             1996
                                                                  ------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.31    $  11.33      $    11.21
                                                                   --------    --------      ----------
 Income from investment operations# -
 Net investment income[sec]                                        $   0.58    $   0.60      $     0.61
 Net realized and unrealized gain (loss) on investments                0.47       (0.02)           0.12
                                                                   --------    --------      ----------
  Total from investment operations                                 $   1.05    $   0.58      $     0.73
                                                                   --------    --------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.58)   $  (0.60)     $    (0.61)
 In excess of net investment income                                   (0.01)         --           (0.00)++++
                                                                   -------     --------      ----------
  Total distributions declared to shareholders                     $  (0.59)   $  (0.60)     $    (0.61)
                                                                   --------    --------      ----------
 Net asset value - end of period                                   $  11.77    $  11.31      $    11.33
                                                                   --------    --------      ----------
  Total return++                                                       9.42%       5.20%           6.58%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.10%       1.17%           1.22%
 Net investment income                                                 4.98%       5.28%           5.30%
Portfolio turnover                                                       17%         21%             11%
Net assets at end of period (000 omitted)                          $130,002    $126,107      $  134,514

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              $ 0.55       $ 0.55       $ 0.57      --      --
    Ratios (to average net assets):
     Expenses##                          1.13%        1.14%        1.17%     --      --
     Net investment income               4.95%        4.66%        4.91%     --      --


 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++Per share amount was less than $0.01.


See notes to financial statements.

--------------------------------------------------------------------------------------------
                                     West Virginia Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                       2000          1999
                                                                  --------------------------
                                                                    Class B
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.74     $   11.77
                                                                    -------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50     $    0.49
 Net realized and unrealized gain (loss) on investments               (0.80)        (0.03)
                                                                    -------     ---------
  Total from investment operations                                  $ (0.30)    $    0.46
                                                                    -------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)    $   (0.49)
 In excess of net investment income                                      --         (0.00)++
                                                                    -------     ---------
  Total distributions declared to shareholders                      $ (0.50)    $   (0.49)
                                                                    -------     ---------
 Net asset value - end of period                                    $ 10.94     $   11.74
                                                                    -------     ---------
  Total return                                                        (2.53)%        3.97%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.60%         1.67%
 Net investment income                                                 4.48%         4.13%
Portfolio turnover                                                       30%           13%
Net assets at end of period (000 omitted)                           $14,727     $  17,166



                                                                            Year Ended March 31,
                                                                  -----------------------------------------
                                                                         1998         1997          1996
                                                                  -----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   11.31     $ 11.33      $   11.21
                                                                    ---------     --------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.51     $   0.52     $    0.52
 Net realized and unrealized gain (loss) on investments                  0.46        (0.02)         0.12
                                                                    ---------     --------     ---------
  Total from investment operations                                  $    0.97     $   0.50     $    0.64
                                                                    ---------     --------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.51)    $  (0.52)    $   (0.52)
 In excess of net investment income                                     (0.00)++        --         (0.00)++
                                                                    ---------     --------     ---------
  Total distributions declared to shareholders                      $   (0.51)    $  (0.52)    $   (0.52)
                                                                    ---------     --------     ---------
 Net asset value - end of period                                    $   11.77     $  11.31      $  11.33
                                                                    ---------     --------     ---------
  Total return                                                           8.72%        4.47%         5.81%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.75%        1.87%         1.94%
 Net investment income                                                   4.33%        4.57%         4.56%
Portfolio turnover                                                         17%          21%           11%
Net assets at end of period (000 omitted)                           $  15,472     $ 13,587     $  12,647

[sec] The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income             $ 0.48       $ 0.48       $ 0.50      --     --
    Ratios (to average net assets):
     Expenses##                         1.78%        1.79%        1.82%     --     --
     Net investment income              4.30%        4.01%        4.26%     --     --


  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
 ++Per share amount was less than $0.01.


See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization
MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Fund Municipal Bond Fund (West Virginia
Fund) are each a non-diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 2000, the following amounts were reclassified due to permanent differences between book and tax accounting:


                                             Mississippi      New York  North Carolina
                                                    Fund          Fund            Fund
                                             -------------------------------------------
Increase (decrease):
Paid-in-capital                               $       --    $       --     $   34,975
Accumulated undistributed net realized
 gain (loss) on investments                      (67,570)      (14,449)            --
Accumulated undistributed (distributions in
 excess of) net investment income                 67,570        14,449        (34,975)



                                               Pennsylvania   South Carolina   Tennessee     Virginia  West Virginia
                                                       Fund             Fund        Fund         Fund           Fund
                                             -----------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                                $      --       $       --      $    --    $   85,338    $   21,369
Accumulated undistributed net realized
 gain (loss) on investments                       (1,737)         (75,481)         490            --            --
Accumulated undistributed (distributions in
 excess of) net investment income                  1,737           75,481         (490)      (85,338)      (21,369)

These changes had no effect on the net assets or net asset value per share of the Funds.

At March 31, 2000, the following Funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.


                    Mississippi      New York  North Carolina
  Expiration Date          Fund          Fund            Fund
---------------------------------------------------------------
March 31, 2003     $         --    $       --      $ (686,899)
March 31, 2004       (2,596,659)           --              --
March 31, 2005         (228,833)     (446,982)             --
March 31, 2008               --      (477,876)        (65,023)
                   ------------    ----------      ----------
Total              $ (2,825,492)   $ (924,858)     $ (751,922)
                   ------------    ----------      ----------



                    Pennsylvania   South Carolina     Tennessee      Virginia    West Virginia
  Expiration Date           Fund             Fund          Fund          Fund             Fund
------------------------------------------------------------------------------------------------
March 31, 2003      $         --      $       --     $       --    $       --     $         --
March 31, 2004          (935,505)             --             --            --       (2,079,974)
March 31, 2005          (533,472)             --             --      (557,561)        (714,690)
March 31, 2008           (43,665)       (308,852)      (546,400)           --          (58,823)
                    ------------      ----------     ----------    ----------     ------------
Total               $ (1,512,642)     $ (308,852)    $ (546,400)   $ (557,561)    $ (2,853,487)
                    ------------      ----------     ----------    ----------     ------------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is shown as a reduction of total expenses in the Statement of Operations.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Pennsylvania Fund's operating expenses, exclusive of management, distribution and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2000, aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $190,758. During the year ended March 31, 2000, MFS did not impose the reimbursement fee of $180,635.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 2000, is a net periodic pension expense for each Fund as follows:


 Mississippi     New York     North Carolina     Pennsylvania     South Carolina     Tennessee     Virginia    West Virginia
        Fund         Fund               Fund             Fund               Fund          Fund         Fund             Fund
----------------------------------------------------------------------------------------------------------------------------
    $  5,656       $5,706             $6,065           $5,880             $5,962        $5,635       $6,045           $6,043

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of each Fund's average daily net assets:

  First $1 billion                0.0150%
  Next $1 billion                 0.0125%
  Next $1 billion                 0.0100%
  In excess of $3 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $24,499, $19,734, $75,154, $18,639, $24,007, $23,888, $64,808, and $35,581 for
the year ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:


Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,484, $26,131, $8,785, $9,160, $24,070, and $10,201 for the, New York, North
Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for the year ended March 31, 2000. Fees incurred under the distribution plan during the year ended March 31, 2000, were, 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35%, and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively. Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees of Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that the net assets of the Fund attributable to Class A shares first equals or exceed $50 million.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,658, $4,939, $3,796, $1,763, $2,786, and $1,815
for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for Class B shares, for the year ended March 31, 2000. MFS retained the service fee for accounts not attributable to a securities dealer, which amounted to $94 and $1 for the North Carolina and Virginia Funds, respectively, for Class C shares for the year ended March 31, 2000. Fees incurred under the distribution plan during the year ended March 31, 2000, were 0.80%, 1.00%, 1.00%, 0.81%, 1.00%, 1.00%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 2000, were 1.00% and 1.00% of each of the Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Funds, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until on such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2000, for Class A, Class B, and Class C shares, were as follows:


                                                   North                         South                                   West
                   Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
  CDSC Imposed            Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A                $    --      $    --     $    231          $    --      $ 3,023       $ 9,417      $    --     $    --
Class B                $10,638      $73,574     $110,362          $55,487      $99,310       $86,595      $90,561     $65,282
Class C                $    --      $    --     $  6,051          $    --      $    --       $    --      $14,021     $    --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.


(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows (000's omitted):



                                                North                         South                                   West
                Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
                       Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
--------------------------------------------------------------------------------------------------------------------------
Purchases           $17,079      $49,872      $36,734          $21,499      $30,043       $26,041      $49,595     $41,919
Sales                13,523       67,239       67,079           20,811       44,223        34,432       95,615      49,460

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows (000's omitted):


                                                                               North
                                               Mississippi     New York     Carolina
                                                      Fund         Fund         Fund
                                             ---------------------------------------
Aggregate cost                                     $74,687     $112,999     $368,160
                                                   -------     --------     --------
Gross unrealized appreciation                      $ 2,048     $  5,447     $ 12,037
Gross unrealized depreciation                         (974)      (1,365)      (9,072)
                                                   -------     --------     --------
Net unrealized appreciation (depreciation)         $ 1,074     $  4,082     $  2,965
                                                   -------     --------     --------



                                                                   South                                 West
                                               Pennsylvania     Carolina   Tennessee     Virginia    Virginia
                                                       Fund         Fund        Fund         Fund        Fund
                                             ----------------------------------------------------------------
Aggregate cost                                      $42,289     $149,363    $119,508     $343,206    $127,657
                                                    -------     --------    --------     --------    --------
Gross unrealized appreciation                       $   866     $  5,226    $  3,333     $  8,174    $  4,981
Gross unrealized depreciation                          (855)      (4,370)     (2,699)      (8,383)     (3,127)
                                                    -------     --------    --------     --------    --------
Net unrealized appreciation (depreciation)          $    11     $    856    $    634     $   (209)   $  1,854
                                                    -------     --------    --------     --------    --------

(5) Shares of Benef icial Interest
The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:


                                              Mississippi Fund            New York Fund            North Carolina Fund
Class A Shares                            --------------------------------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)       Shares       Amount      Shares         Amount      Shares          Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,277     $  12,166       1,181      $  12,517       1,421      $   16,331
Shares issued to shareholders in
 reinvestment of distributions                  165         1,564         305          3,259         840           9,656
Shares reacquired                            (1,111)      (10,495)     (2,263)       (24,117)     (4,945)        (56,638)
                                             ------     ---------      ------      ---------      ------      ----------
 Net increase (decrease)                        331     $   3,235        (777)     $  (8,341)     (2,684)     $  (30,651)
                                             ======     =========      ======      =========      ======      ==========

Year Ended March 31, 1999 (000 Omitted)      Shares       Amount       Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     523     $   5,207       1,889      $  21,362       6,127      $   74,691
Shares issued to shareholders in
 reinvestment of distributions                  147         1,466         298          3,372         826          10,078
Shares reacquired                              (623)       (6,193)     (2,428)       (27,459)     (8,228)       (100,378)
                                             ------     ---------      ------      ---------      ------      ----------
 Net increase (decrease)                         47     $     480        (241)     $  (2,725)     (1,275)     $  (15,609)
                                             ======     =========      ======      =========      ======      ==========


                                                Pennsylvania Fund         South Carolina Fund            Tennessee Fund
                                          -------------------------------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)     Shares         Amount      Shares          Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                    990       $  9,335         428      $    5,068         740     $   7,798
Shares issued to shareholders in
 reinvestment of distributions                  78            738         307           3,608         295         3,021
Shares reacquired                             (536)        (5,036)     (1,965)        (23,102)     (1,904)      (19,537)
                                              ----       --------      ------      ----------      ------     ---------
 Net increase (decrease)                       532       $  5,037      (1,230)     $  (14,426)       (869)    $  (8,718)
                                              ====       ========      ======      ==========      ======     =========

Year Ended March 31, 1999 (000 Omitted)     Shares         Amount      Shares          Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                    443       $  4,392         860      $   10,768       1,562     $  17,019
Shares issued to shareholders in
 reinvestment of distributions                  62            614         280           3,515         244         2,671
Shares reacquired                             (240)        (2,376)     (1,345)        (16,841)       (992)      (10,839)
                                             -----       --------      ------      ----------      ------     ---------
 Net increase (decrease)                       265       $  2,630        (205)     $   (2,558)        814     $   8,851
                                             =====       ========      ======      ==========      ======     =========

<CAPT
                                                                                   Virginia Fund        West Virginia Fund
Class A Shares                                                        ------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)                                   Shares          Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                1,527      $   17,029         426     $   4,792
Shares issued to shareholders in
 reinvestment of distributions                                               760           8,371         316         3,515
Shares reacquired                                                         (5,238)        (57,536)     (1,401)      (15,503)
                                                                          ------      ----------      ------     ---------
 Net decrease                                                             (2,951)     $  (32,136)       (659)    $  (7,196)
                                                                          ======      ==========      ======     =========
Year Ended March 31, 1999 (000 Omitted)                                  Shares         Amount        Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                3,914      $   45,669       1,029     $  12,137
Shares issued to shareholders in
 reinvestment of distributions                                               742           8,649         292         3,451
Shares reacquired                                                         (5,247)        (61,190)     (1,003)      (11,832)
                                                                         -------      ----------      ------     ---------
 Net increase (decrease)                                                    (591)     $   (6,872)        318     $   3,756
                                                                         =======      ==========      ======     =========

Class B Shares                                   Mississippi Fund                  New York Fund       North Carolina Fund
                                          ---------------------------------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)      Shares        Amount         Shares          Amount        Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                     157       $ 1,505            391      $    4,207         686     $   7,992
Shares issued to shareholders in
 reinvestment of distributions                   18           170             59             636         118         1,355
Shares reacquired                              (178)       (1,682)        (1,237)        (13,068)       (795)       (9,055)
                                          ---------       --------    ----------      ----------   ---------     ---------
 Net increase (decrease)                         (3)      $    (7)          (787)     $   (8,225)          9     $     292
                                          ============    =========   ==========      ==========   =========     =========
Year Ended March 31, 1999 (000 Omitted)     Shares        Amount         Shares         Amount        Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                     215       $ 2,140            701      $    7,932       1,067     $  13,003
Shares issued to shareholders in
 reinvestment of distributions                   17           169             57             649         103         1,259
Shares reacquired                              (162)       (1,611)          (424)         (4,796)       (522)       (6,357)
                                          -----------     ---------   ----------      ----------   ---------     ---------
 Net increase                                    70       $   698            334      $    3,785         648     $   7,905
                                          ===========     =========   ==========      ==========   =========     =========

                                                Pennsylvania Fund            South Carolina Fund            Tennessee Fund
                                          --------------------------------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)      Shares        Amount         Shares          Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     408       $ 3,890            541      $    6,406         410     $   4,272
Shares issued to shareholders in
 reinvestment of distributions                   52           492             71             833          56           577
Shares reacquired                            (1,013)       (9,479)          (792)         (9,250)       (450)       (4,573)
                                          -----------     ---------   ----------      ----------   ---------     ---------
 Net increase (decrease)                       (553)      $(5,097)          (180)     $   (2,011)         16     $     276
                                          ===========     =========   ==========      ==========   =========     =========

Year Ended March 31, 1999 (000 Omitted)     Shares        Amount         Shares         Amount        Shares       Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                     533       $ 5,302            842      $   10,580         624     $   6,827
Shares issued to shareholders in
 reinvestment of distributions                   44           436             53             671          43           470
Shares reacquired                              (248)       (2,458)          (235)         (2,950)       (240)       (2,625)
                                          -----------     ---------   ----------      ----------   ---------     ---------
 Net increase                                   329       $ 3,280            660      $    8,301         427     $   4,672
                                          ===========     =========   ==========      ==========   =========     =========

                                                                   Virginia Fund                        West Virginia Fund
                                                                   -------------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)                                   Shares          Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                  365      $    4,069         172     $   1,934
Shares issued to shareholders in
 reinvestment of distributions                                                58             634          38           425
Shares reacquired                                                           (809)         (8,888)       (326)       (3,618)
                                                                      ----------      ----------   ---------     ---------
 Net decrease                                                               (386)     $   (4,185)       (116)    $  (1,259)
                                                                      ==========      ==========   =========     =========

Year Ended March 31, 1999 (000 Omitted)                                   Shares          Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                  611      $    7,115         290     $   3,412
Shares issued to shareholders in
 reinvestment of distributions                                                53             616          36           426
Shares reacquired                                                           (425)         (4,951)       (179)       (2,106)
                                                                      ----------      ----------   ---------     ---------
 Net increase                                                                239      $    2,780         147     $   1,732
                                                                      ==========      ==========   =========     =========

                                                North Carolina Fund              Virginia Fund
Class C Shares                              ---------------------------------------------------
Year Ended March 31, 2000 (000 Omitted)       Shares         Amount      Shares         Amount
-----------------------------------------------------------------------------------------------
Shares sold                                      438       $  5,095         131       $  1,439
Shares issued to shareholders in
 reinvestment of distributions                    29            335          17            190
Shares reacquired                               (376)        (4,300)       (236)        (2,625)
                                                ----       --------        ----       --------
 Net increase (decrease)                          91       $  1,130         (88)      $   (996)
                                                ====       ========        ====       ========

Year Ended March 31, 1999 (000 Omitted)       Shares        Amount        Shares       Amount
-----------------------------------------------------------------------------------------------
Shares sold                                      619       $  7,481         325       $  3,779
Shares issued to shareholders in
 reinvestment of distributions                    21            254          12            144
Shares reacquired                               (149)        (1,749)        (41)          (473)
                                              ------       --------       -----       --------
 Net increase                                    491       $  5,986         296       $  3,450
                                              ======       ========       =====       ========

(6) Line of Credit
The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Funds for the year ended March 31, 2000, ranged from $317 to $2,764. The Funds had no significant borrowings during the year.


(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                                 Unrealized
                                                                                               Appreciation/
Fund                         Description         Expiration     Contracts       Position      (Depreciation)
------------------------------------------------------------------------------------------------------------
Mississippi Fund        U.S. Treasury Bonds      June 2000              4          Short    $       (11,618)
                        Municipal Bond Index     June 2000             29           Long             72,463
                                                                                            ---------------
                                                                                            $        60,845
                                                                                            ===============
New York Fund           Municipal Bond Index     June 2000             16           Long    $        38,123
                                                                                            ===============
North Carolina Fund     Municipal Bond Index     June 2000             47           Long    $       111,987
                                                                                            ===============
South Carolina Fund     Municipal Bond Index     June 2000             37          Short    $       (49,719)
                                                                                            ===============
Tennessee Fund          Municipal Bond Index     June 2000             15           Long    $        35,740
                                                                                            ===============
Virginia Fund           U.S. Treasury Bonds      June 2000             26          Short    $       (75,360)
                        Municipal Bond Index     June 2000             26           Long             75,125
                                                                                            ---------------
                                                                                            $          (235)
                                                                                            ===============
West Virginia Fund      U.S. Treasury Bonds      June 2000              9          Short    $       (26,368)
                        Municipal Bond Index     June 2000             16          Short            (20,313)
                                                                                            ---------------
                                                                                            $       (46,681)
                                                                                            ===============

At March 31, 2000, the Mississippi, New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2000, the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Virginia, and West Virginia Funds owned the following restricted securities, excluding securities issued under Rule 144A, constituting 2.9%, 4.1%, 5.0%, 6.1%, 6.9%, 3.4%, and 7.2% of each Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.


Fund                  Description
------------------------------------------------------------------------------------
Mississippi Fund      Guam Power Authority Rev., RITES, AMBAC, 5.956s, 2013
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 6.857s, 2017
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2013
New York Fund         Guam Power Authority Rev., RITES, AMBAC, 5.956s, 2013
                      Guam Power Authority Rev., RITES, AMBAC, 5.956s, 2014
                      Niagara Falls, NY, Bridge Commission Toll Rev., RITES, FGIC,
                      5.726s, 2015
North Carolina Fund   Puerto Rico Highway & Transportation Authority, Rev., RITES,
                      6.054s, 2007
                      Puerto Rico Highway & Transportation Authority, Rev., RITES,
                      FSA, 7.857s, 2018
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2016
                      State of North Carolina, RITES, 4.669s, 2015
                      State of North Carolina, RITES, 4.669s, 2017
Pennsylvania Fund     Guam Power Authority Rev., RITES, AMBAC, 6.743s, 2014
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 7.587s, 2013
South Carolina Fund   Commonwealth of Puerto Rico, RITES, MBIA, 5.75s, 2020
                      Puerto Rico Electric Power Authority, RITES, FSA 6.357s, 2015
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 7.857s, 2016
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2013
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2019
                      State of South Carolina, RITES, 4.369s, 2016
Virginia Fund         Fairfax County, VA, RITES, 4.669s, 2016
                      Fairfax County, VA, RITES, 4.669s, 2017
                      Guam Power Authority Rev., RITES, AMBAC, 5.956s, 2015
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 7.857s, 2016
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 6.857s, 2017
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2013
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.857s, 2016
West Virginia         Commonwealth of Puerto Rico, RITES, 7.75s, 2019
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 6.857s 2017
                      West Virginia Building Commission, RITES, AMBAC, 5.884s, 2018



                          Date of     Principal
Fund                  Acquisition        Amount          Cost         Value
----------------------------------------------------------------------------
Mississippi Fund          5/20/99    $1,000,000    $1,068,754    $   986,040
                           1/6/00       750,000       703,724        755,535
                          9/30/99       500,000       508,892        519,990
                                                                 -----------
                                                                 $ 2,261,565
                                                                 -----------
New York Fund             5/20/99     1,060,000    $1,132,879    $ 1,045,202
                          5/20/99       500,000       530,255        488,750
                          5/21/99     3,500,000     3,746,997      3,396,400
                                                                 -----------
                                                                 $ 4,930,352
                                                                 -----------
North Carolina Fund
                         11/21/96     2,750,000    $2,736,250    $ 2,829,090
                          2/26/99     5,425,000     6,989,771      6,199,039
                          9/30/99     1,500,000     1,471,890      1,513,770
                          2/26/99     5,000,000     4,999,618      4,187,300
                          3/24/99     5,000,000     4,722,559      3,824,100
                                                                 -----------
                                                                 $18,553,299
                                                                 -----------
Pennsylvania Fund         5/20/99     2,170,000    $2,301,305    $ 2,121,175
                          9/30/99       500,000       508,892        519,990
                                                                 -----------
                                                                 $ 2,641,165
                                                                 -----------
South Carolina Fund       3/30/00     2,000,000    $2,044,880    $ 2,050,200
                          9/30/99     1,000,000       976,500        968,480
                           1/6/00       850,000       883,152        926,925
                          9/30/99     1,375,000     1,399,462      1,429,973
                          3/31/99     1,300,000     1,465,108      1,276,600
                          3/26/99     5,000,000     4,740,909      3,855,300
                                                                 -----------
                                                                 $10,507,478
                                                                 -----------
Virginia Fund             4/12/99     3,855,000    $3,803,427    $ 3,154,084
                          4/12/99     3,845,000     3,746,250      3,078,769
                          5/20/99     1,010,000     1,056,240        973,842
                           1/6/00     1,105,000     1,148,161      1,205,002
                           1/6/00       615,000       577,053        619,539
                          9/30/99     2,000,000     2,035,566      2,079,960
                          3/31/99       500,000       566,318        504,590
                                                                 -----------
                                                                 $11,615,786
                                                                 -----------
West Virginia             3/30/00     3,000,000    $3,090,720    $ 3,103,440
                           1/6/00       900,000       844,468        906,642
                           5/5/99     5,770,000     6,226,689      5,460,151
                                                                 -----------
                                                                 $ 9,470,233
                                                                 -----------

Independent Auditors' Report

To the Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of each Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 4, 2000

Federal Tax Information
In January 2001, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2000.

The South Carolina Fund has designated $489,664 as a capital gain dividend. The Tennessee Fund has designated $781,455 as a capital gain dividend.

For federal income tax purposes, approximately 99% of the total dividends paid by each Fund from net investment income during the year ended March 31, 2000, is designated as an exempt-interest dividend.

MFS[RegTM] Municipal Series Trust

Trustees
Richard B. Bailey+ Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management[RegTM]

Marshall N. Cohan+ Private Investor

Lawrence H. Cohn, M.D.+ Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE+ Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill+ Private Investor

Walter E. Robb, III+ President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark
Consulting Group, Inc. (office services)

Arnold D. Scott*+ Senior Executive
Vice President, Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*+ Chairman and Chief
Executive Officer, MFS Investment
Management

J. Dale Sherratt+ President, Insight
Resources, Inc. (acquisition planning specialist)

Ward Smith+ Former Chairman (until 1994),
NACCO Industries (holding company)


Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741


Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741


Chairman and President
Jeffrey L. Shames*


Portfolio Managers
Michael L. Dawson*
Geoffrey L. Schechter*


Treasurer
W. Thomas London*


Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


Secretary
Stephen E. Cavan*


Assistant Secretary
James R. Bordewick, Jr.*


Custodian
State Street Bank and Trust Company


Auditors
Deloitte & Touche LLP


Investor Information
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).


Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)
For share prices, account balances, exchanges, or stock and bond outlooks, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime
from a touch-tone telephone.

World Wide Web
www.mfs.com

MFS[RegTM]  Municipal
Series Trust


MFS[RegTM] Mississippi Municipal Bond Fund
MFS[RegTM] New York Municipal Bond Fund
MFS[RegTM] North Carolina Municipal Bond Fund
MFS[RegTM] Pennsylvania Municipal Bond Fund
MFS[RegTM] South Carolina Municipal Bond Fund
MFS[RegTM] Tennessee Municipal Bond Fund
MFS[RegTM] Virginia Municipal Bond Fund
MFS[RegTM] West Virginia Municipal Bond Fund


[MFS INVESTMENT MANAGEMENT
We invented the mutual fund[RegTM] LOGO]

500 Boylston Street
Boston, MA 02116-3741


                                   Bulk Rate
                                  U.S. Postage
                                      Paid
                                      MFS

(C)2000 MFS Investment Management.[RegTM]
MFS[RegTM] investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.




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